                                                                  EXECUTION COPY
                                                                   Exhibit 10.17
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


                          RECEIVABLES SALE AGREEMENT

                                   Between

                            AAM RECEIVABLES CORP.,

                                  as Company

                                     and

                     AMERICAN AXLE & MANUFACTURING, INC.
                            as Seller and Servicer

                         Dated as of October 29, 1997


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                                                                      Page
                                             TABLE OF CONTENTS

                                                 ARTICLE I

                                                Definitions

SECTION 1.01.  Defined Terms.............................................................................1
SECTION 1.02.  Other Definitional Provisions.............................................................7

                                                ARTICLE II

                                     Purchase and Sale of Receivables

SECTION 2.01.  Purchase and Sale of Receivables......................................................... 8
SECTION 2.02.  Purchase Price...........................................................................13
SECTION 2.03.  Payment of Purchase Price................................................................13
SECTION 2.04.  No Repurchase............................................................................15

SECTION 2.05.  Rebates, Adjustments, Returns,
                             Reductions and Modifications...............................................15

SECTION 2.06.  Seller Repurchase Payments...............................................................15
SECTION 2.07.  Certain Charges..........................................................................17
SECTION 2.08.  Certain Allocations......................................................................17
SECTION 2.09.  Further Assurances.......................................................................17
SECTION 2.10.  GMT/PPAP Rejection Period................................................................18


                                                ARTICLE III

                                      Conditions to Purchase and Sale

SECTION 3.01.  Conditions Precedent to the
                             Company's Purchase of Receivables
                             on the Effective Date......................................................18

SECTION 3.02.  Conditions Precedent to All the
                             Company's Purchases of Receivables.........................................20

SECTION 3.03.  Conditions Precedent to the Seller's
                             Obligations on the Effective Date..........................................21

SECTION 3.04.  Conditions Precedent to All the
                             Seller's Obligations.......................................................21


                                                                                           Contents, p. ii

                                    TOC for Receivables Sale Agreement
                                    ----------------------------------


                                                                                                      Page
                                                ARTICLE IV

                                      Representations and Warranties

SECTION 4.01.  Representations and Warranties of
                             the Seller Relating to Itself..............................................22

SECTION 4.02.  Representations and Warranties of
                             the Seller Relating to the
                             Receivables................................................................27

SECTION 4.03.  Representations and Warranties of
                             the Company................................................................28

                                                 ARTICLE V

                                           Affirmative Covenants

SECTION 5.01.  Certificates; Other Information..........................................................30
SECTION 5.02.  Compliance with Law and Policies.........................................................31
SECTION 5.03.  Preservation of Corporate Existence......................................................31
SECTION 5.04.  Separate Corporate Existence.............................................................31
SECTION 5.05.  Maintaining Records; Access to
                             Properties and Inspections.................................................32

SECTION 5.06.  Location of Records......................................................................33
SECTION 5.07.  Computer Files...........................................................................33
SECTION 5.08.  Payment of and Compliance with
                             Obligations................................................................33

SECTION 5.09.  Collections..............................................................................34
SECTION 5.10.  Furnishing Copies, Etc...................................................................34
SECTION 5.11.  Obligations with Respect to Obligors
                             and Receivables............................................................35

SECTION 5.12.  Responsibilities of the Seller...........................................................35
SECTION 5.13.  Assessments..............................................................................35
SECTION 5.14.  Further Action...........................................................................36
SECTION 5.15.  Sale of Receivables......................................................................37
SECTION 5.16.  GMT/PPAP Rejection Period................................................................37


                                                ARTICLE VI

                                            Negative Covenants

SECTION 6.01.  Limitations on Transfers of

                             Receivables, Etc...........................................................37

SECTION 6.02.  Extension or Amendment of Receivables....................................................37

                                                                                          Contents, p. iii
                                    TOC for Receivables Sale Agreement
                                    ----------------------------------


                                                                                                      Page
SECTION 6.03.  Change in Payment Instructions to
                             Obligors...................................................................38
SECTION 6.04.  Change in Name...........................................................................38
SECTION 6.05.  Policies.................................................................................38
SECTION 6.06.  Modification of Ledger...................................................................39
SECTION 6.07.  Accounting for Purchases.................................................................39
SECTION 6.08.  Instruments..............................................................................39
SECTION 6.09.  Ineligible Receivables...................................................................39
SECTION 6.10.  Business of the Seller...................................................................40
SECTION 6.11.  Limitation on Fundamental Changes........................................................40
SECTION 6.12.  Amendment of GM Agreements...............................................................40


                                                ARTICLE VII

                                        Purchase Termination Events

SECTION 7.01.  Purchase Termination Events..............................................................40
SECTION 7.02.  Remedies.................................................................................44

                                               ARTICLE VIII

                                                Seller Note

SECTION 8.01.  Seller Note..............................................................................45
SECTION 8.02.  Restrictions on Transfer of Seller
                             Note.......................................................................46

SECTION 8.03.  Discretion; Aggregate Amount.............................................................46

                                                ARTICLE IX

                                               Miscellaneous

SECTION 9.01.  Payments.................................................................................47
SECTION 9.02.  Costs and Expenses.......................................................................47
SECTION 9.03.  Successors and Assigns...................................................................48
SECTION 9.04.  Governing Law............................................................................49
SECTION 9.05.  No Waiver; Cumulative Remedies...........................................................49
SECTION 9.06.  Amendments and Waivers...................................................................49
SECTION 9.07.  Severability.............................................................................49

SECTION 9.08.  Notices..................................................................................50
SECTION 9.09.  Counterparts.............................................................................50
SECTION 9.10.  Waivers of Jury Trial....................................................................50

                                                                                           Contents, p. iv
                                    TOC for Receivables Sale Agreement
                                    ----------------------------------



                                                                                                      Page
SECTION 9.11.  Jurisdiction; Consent to Service
                             of Process.................................................................51
SECTION 9.12.  Integration..............................................................................52
SECTION 9.13.  No Bankruptcy Petition...................................................................52
SECTION 9.14.  Termination..............................................................................52
SECTION 9.15.  Construction of Agreement................................................................53

Exhibit A              Form of Seller Note

SCHEDULES

Schedule 1             Receivables
Schedule 2             Lockboxes
Schedule 3             Chief Executive Office
Schedule 4             Names
Schedule 5             Discounted Percentage





                                    RECEIVABLES SALE AGREEMENT dated as of
                           October 29, 1997 (this "Agreement"), between
                           AMERICAN AXLE & MANUFACTURING, INC., a Delaware corporation, as seller (in such capacity, the "Seller") and as servicer (in such capacity, the "Servicer") and AAM RECEIVABLES CORP., a Delaware corporation (the "Company").

                            W I T N E S S E T H :

                  WHEREAS in the ordinary course of business, the Seller generates Receivables (such term and all other capitalized terms being defined or referenced in Article I);

                  WHEREAS the Seller is willing to sell to the Company, and the Company is willing to purchase from the Seller, all of the Seller's right, title and interest in, to and under the Receivables then existing and thereafter created and all other Receivable Assets;

                  WHEREAS, the Seller and the Company desire the sale of Receivables and Receivable Assets rom the Seller to the Company to be a true sale providing the company with the full benefits of ownership and of the Receivables; and

                  WHEREAS, the Servicer, the Company and The Chase Manhattan
Bank, as Trustee, have entered into a Pooling Agreement dated as of the date hereof (such agreement, as it may be amended, modified or otherwise supplemented from time to time, being the "Pooling Agreement") in order to create a master trust into which the Company will transfer all its right, title and interest in, to and under the Receivables and certain other assets then or hereafter owned by the Company.

                  NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein contained, the parties hereto agree as follows:

                                  ARTICLE I

                                 Definitions

                  SECTION 1.01.  Defined Terms.  Capitalized terms
defined or referenced in the Pooling Agreement shall be used





                                                                               2

                          Receivables Sale Agreement


herein as therein defined (unless otherwise defined or referenced herein), and the following terms shall have the following meanings:

                  "Adjustment Amount" shall have the meaning specified in subsection 2.06(a).

                  "Applicable Insolvency Laws" shall have the meaning specified in subsection 7.01(d).

                  "Collections" shall mean all collections and all amounts received in respect of the Receivables assigned to the Company, including
Recoveries, Adjustment Payments, indemnification payments made by the Servicer and payments received in respect of Dilution Adjustments, together with all collections received in respect of the Related Property in the form of cash, checks, wire transfers or any other form of cash payment, and all proceeds of Receivables and collections thereof (including, without limitation, collections evidenced by an account, note, instrument, letter of credit, security, contract, security agreement, chattel paper, general intangible or other evidence of indebtedness or security, whatever is received upon the sale, exchange, collection or other disposition of, or any indemnity, warranty or guaranty payable in respect of, the foregoing and all "proceeds" as defined in Section 9-306 of the UCC as in effect in the State of New York).

                  "Credit Agreement" shall mean the Credit Agreement dated as of October 27, 1997, among American Axle & Manufacturing of Michigan, Inc., the
Seller, the lenders named therein, The Chase Manhattan Bank, as Administrative
Agent and Collateral Agent, and Chase Manhattan Bank of Delaware, as Fronting
Bank (including any amendments or modifications thereto or refinancing thereof).

                  "Cut-Off Date" shall mean the close of business on October 24, 1997.

                  "Discounted Percentage" shall have the meaning specified in
Schedule 6.

                  "Documents" shall have the meaning specified in subsection
7.02(b)(iii).





                                                                               3

                          Receivables Sale Agreement

                  "Early Termination" shall have the meaning specified in
Article VII.

                  "Effective Date" shall mean October 29, 1997.

                  "ERISA Affiliate" shall mean with respect to any Person, any trade or business (whether or not incorporated) that is a member of a group of which such Person is a member and which is treated as a single employer under
Section 414 of the Internal Revenue Code.

                  "GM Agreements" shall mean (i) the Component Supply
Agreement, as amended, dated as of February 29, 1994, between the Seller and General Motors Corporation, (ii) the GMCL Purchase Order Agreement, as amended, dated as of February 17, 1994, and effective on March 1, 1994, between the Seller and General Motors of Canada Limited ("GMCL"), (iii) the
Amended and Restated Memorandum of Understanding dated as of September 22,
1997, as amended pursuant to an Extension Agreement dated as of September 22, 1997 between the Seller and General Motors Corporation, (iv) the letter agreement, dated as of February 20, 1996, between the Seller and General
Motors Corporation and (v) any agreements entered into between the Seller and General Motors or GMCL succeeding or replacing the agreements in clauses (i) and (ii), including "Lifetime Program Contracts".

                  "Ineligibility Event" shall have the meaning specified in subsection 2.06.

                  "Ineligible Receivable" shall have the meaning specified in subsection 2.06.

                  "Insolvency Event" with respect to the Seller, shall mean the occurrence of any one or more of the Purchase Termination Events specified in subsection 7.01(d).

                  "Multiemployer Plan" shall mean with respect to any Person, a multiemployer plan as defined in Section 4001(a)(3) of ERISA to which such Person or any ERISA Affiliate of such Person (other than one considered an ERISA Affiliate only pursuant to subsection (m) or (o) of Section 414 of the Internal Revenue Code) is making or accruing an obligation to make contributions, or has within any of the preceding five plan years made or accrued an obligation to make contributions.





                                                                               4

                          Receivables Sale Agreement

                  "Payment Date" shall have the meaning specified in subsection
2.03(a).

                  "PBGC" shall mean the Pension Benefit Guaranty Corporation established pursuant to Subtitle A of Title IV of ERISA, or any successor thereto.

                  "Plan" shall mean, with respect to any Person, any pension plan (other than a Multiemployer Plan) subject to the provisions of Title IV of ERISA or Section 412 of the Internal Revenue Code which is maintained for employees of such Person or any ERISA Affiliate of such Person.

                  "Pooling Agreement" shall have the meaning specified in the recitals hereto.

                  "Potential Purchase Termination Event" shall mean any condition or act specified in Article VII that, with the giving of notice or the lapse of time or both, would become a Purchase Termination Event.

                  "Purchase Price" shall have the meaning specified in Section
2.02.

                  "Purchase Termination Event" shall have the meaning specified in Section 7.01.

                  "Purchased Receivable" shall mean, at any time, any Receivable sold to the Company by the Seller pursuant to, and in accordance with the terms of, this Agreement.

                  "Receivable" shall mean the indebtedness and payment obligations of any Person to the Seller (including, without limitation, obligations constituting an account or general intangible or evidenced by a note, instrument, contract, security agreement, chattel paper or other evidence of indebtedness or security and whether or not any invoice or other bill has been rendered by the Seller or any other Person) arising from (x) a sale of merchandise or services by the Seller (including, without limitation, any right to payment for goods sold or for services rendered), (y) an obligation of any Person to provide rebates to the Seller with respect to, or to reimburse the Seller for, a portion of the costs of materials and parts to be used in the manufacturing of products for such Person or its affiliates, or
(z) an obligation of any Person to pay for





                                                                               5

                         Receivables Sale Agreement

tooling or equipment purchased or built by the Seller for the purpose of manufacturing products for such Person, including the right to payment of any interest, sales taxes, finance charges, returned check or late charges and other obligations of such Person with respect thereto; provided that any Tooling Receivable that is not generated as part of the GMT 800 program or any other program providing for periodic payments to the Seller shall not constitute a "Receivable" until the Production Part Approval Process (PPAP) has been completed with respect to the tooling giving rise to such Tooling
Receivable; provided further that in no event shall any intercompany or intracompany obligation owed to the Seller by any of its Subsidiaries, divisions or other operating units constitute a "Receivable".

                  "Receivable Assets" shall have the meaning specified in

subsection 2.01(a).

                  "Reference Rate" shall mean, for any day, a rate per annum
(rounded upwards, if necessary, to the next 1/16 of 1%) equal to the greater of
(a) the Prime Rate in effect on such day and (b) the Federal Funds Effective
Rate in effect on such day plus 1/2 of 1%. If The Chase Manhattan Bank shall have determined (which determination shall be conclusive absent manifest error) that it is unable to ascertain the Federal Funds Effective Rate for any reason, including the failure of the Federal Reserve Bank of New York to publish rates or the inability of The Chase Manhattan Bank to obtain quotations in accordance with the terms of the definition thereof, the Reference Rate shall be determined without regard to clause (b) of the immediately preceding sentence, as appropriate, until the circumstances giving rise to such inability no longer exist. Any change in the Reference Rate due to a change in the Prime Rate or the Federal Funds Effective Rate shall be effective on the effective date of such change in the Prime Rate or the Federal Funds Effective Rate, respectively. The term "Prime Rate" shall mean the rate of interest per annum publicly announced from time to time by The Chase Manhattan Bank as its prime rate in effect at its principal office in New York City; each change in the Prime Rate shall be effective on the date such change is publicly announced as being effective. The term "Federal Funds Effective Rate" shall mean, for any day, the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as





                                                                               6

                          Receivables Sale Agreement

published on the next succeeding Business Day by the Federal Reserve Bank of New York, or, if such rate is not so published for any day that is a Business
Day, the average of the quotations for the day for such transactions received by The Chase Manhattan Bank from three Federal funds brokers of recognized standing selected by it.

                  "Related Property" shall mean, with respect to each
Receivable:

                           (a) all of the Seller's interest in the goods
                  (including returned goods), if any, relating to the sale which gave rise to such Receivable;

                           (b) all other security interests or Liens, and the
                  Seller's interest in the property subject thereto, from time to time purporting to secure payment of such Receivable, whether pursuant to the contract related to such Receivable or otherwise, together with all financing statements signed by an Obligor describing any collateral securing such Receivable; and


                           (c) all guarantees, insurance, letters of credit
                  and other agreements or arrangements of whatever character from time to time supporting or securing payment of such Receivable whether pursuant to the contract related to such Receivable or otherwise;

         including in the case of clauses (b) and (c), without limitation, pursuant to any obligations evidenced by a note, instrument, contract, security agreement, chattel paper or other evidence of indebtedness or security.

                           "Reportable Event" shall mean any reportable event as defined in Section 4043(b) of ERISA or the regulations issued thereunder with respect to a Plan (other than a Plan maintained by an ERISA Affiliate which is considered an ERISA Affiliate only pursuant to subsection (m) or (o) of Section 414 of the Internal Revenue
         Code).

                           "Sale Documents" shall mean this Agreement and the Seller Note.





                                                                               7

                          Receivables Sale Agreement

                           "Sale Termination Date" shall have the
         meaning specified in subsection 9.13(b).

                           "Seller" shall have the meaning specified in the recitals hereto.

                           "Seller Dilution Adjustment Payment" shall have the meaning specified in Section 2.05.

                           "Seller Note" shall have the meaning
         specified in Section 8.01.

                           "Seller Repurchase Payment" shall have the meaning specified in subsection 2.06.

                           "Tooling Receivable" shall mean any
         Receivable described in clause (z) of the definition

         thereof.

                           "Transactions" shall have the meaning
         specified in subsection 4.01(b).

                           "Withdrawal Liability" shall mean liability to a

         Multiemployer Plan as a result of a complete or partial withdrawal from such Multiemployer Plan, as such terms are defined in Part I of Subtitle E of Title IV of ERISA.

                           SECTION 1.02. Other Definitional Provisions. (a)
         The words "hereof", "herein", "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and article, section, subsection, schedule and exhibit references are to this Agreement unless otherwise specified.

                           (b) As used herein and in any certificate or other document made or delivered pursuant hereto, accounting terms relating to the Seller and the Company, unless otherwise defined herein, shall have the respective meanings given to them under GAAP.

                           (c) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.





                                                                               8

                          Receivables Sale Agreement

                           (d) Any reference herein to a Schedule or Exhibit to this Agreement shall be deemed to be a reference to such Schedule or Exhibit as it may be amended, modified or supplemented from time to time to the extent that such Schedule or Exhibit may be amended, modified or supplemented (or any term or provision of any Transaction
         Document may be amended that would have the effect of amending, modifying or supplementing information contained in such Schedule or Exhibit) in compliance with the terms of the Transaction Documents.

                           (e) Any reference in this Agreement to any representation, warranty or covenant "deemed" to have been made is intended to encompass only representations, warranties or covenants that are expressly stated to be repeated on or as of dates following the execution and delivery of this Agreement, and no such reference shall be interpreted as a reference to any implicit, inferred, tacit or otherwise unexpressed representation, warranty or covenant.

                           (f) The words "include", "includes" or "including" shall be interpreted as if followed, in each case, by the phrase
         "without limitation".

                                  ARTICLE II

                       Purchase and Sale of Receivables


                           SECTION 2.01. Purchase and Sale of Receivables. (a)
         The Seller hereby sells, transfers, assigns, and conveys, without recourse (except as expressly provided herein), to the Company, all its present and future right, title and interest in, to and under:

                         (i) all Receivables, including those existing at the
              close of business on the Effective Date and all such Receivables thereafter arising from time to time until but not including the date an Early Termination occurs;

                         (ii) the Related Property;





                                                                               9

                          Receivables Sale Agreement

                         (iii) all Collections;

                         (iv)  all rights (including rescission,
              replevin or reclamation) relating to any Receivable or arising therefrom;

                         (v) all proceeds of or payments in respect of any and
              all of the foregoing clauses (i) through (iv) (including
              Collections).

         Such property described in the foregoing clauses (i) through (v) shall be referred to herein as the "Receivable Assets".

                           (b) On the Effective Date and on the date of creation of each newly created Receivable (but only so long as no Early Termination shall have occurred and be continuing), all of the Seller's right, title and interest in and to (i) in the case of the Effective Date, all then existing Receivables and all other
         Receivable Assets in respect of such Receivables and (ii) in the case of each such date of creation, all such newly created Receivables and all other Receivable Assets in respect of such Receivables shall be considered to be part of the assets that have been sold, transferred, assigned, set over and otherwise conveyed to the Company pursuant to paragraph (a) above without any further action by the Seller or any other Person. Anything herein to the contrary notwith standing, to the extent the Seller shall not have received payment from the Company of the Purchase Price for any Receivable and other related
         Receivable Assets in accordance with the terms of Section 2.03, such Receivable and Receivable Assets shall, upon receipt of notice from the Seller of such failure to receive payment, immediately and automatically be sold, assigned, transferred and reconveyed by the Company to the Seller without any further action by the Company or any other Person.


                           (c) The parties to this Agreement intend that, for accounting and commercial purposes, the transactions contemplated by
         Section 2.01 hereby shall be, and shall be treated as, a purchase by the Company and a sale by the Seller of the Purchased Receivables and other Receivable Assets and not a lending trans-


                                                                              10

                          Receivables Sale Agreement


         action. All sales of Receivables and other Receivable Assets by the Seller hereunder shall be without recourse to, or representation or warranty of any kind (express or implied) by, the Seller, except as other wise specifically provided herein. The foregoing sale, assignment, transfer and conveyance does not constitute and is not intended to result in the creation or assumption by the Company of any obligation of the Seller or any other Person in connection with the Receivables, the other Receivable Assets or any agreement or instrument relating thereto, including any obligation to any Obligor. Although it is the intent of the parties to this Agreement that the conveyance of the Seller's right, title and interest in, to and under the Receivables and other Receivable Assets pursuant to this Agreement shall constitute purchases and sales and not loans, in the event that any such conveyance is deemed to be a loan, it is the intent of the parties to this Agreement that the Seller hereby grants to the Company a security interest (as defined in the UCC as in effect in the States of New York and Michigan) in all of the Seller's present and future right, title and interest in, to and under the Receivables, the Related Property, all Collections, all rights (including rescission, replevin or reclamation) relating to any Receivable or arising therefrom and all proceeds or payments in respect of any of the foregoing (it is understood and agreed that the parties intend that such security interest shall be perfected and first priority upon the filing of UCC-1 financing statements with the appropriate authorities) and that this Agreement shall constitute a security agreement under applicable law in favor of the Company.

                           (d) In connection with the foregoing conveyances, the Seller agrees to record and file, or cause to be recorded and filed, at its own expense, financing statements (and continuation statements with respect to such financing statements when applicable), (i) with respect to the Receivables now existing and hereafter acquired pursuant to this Agreement by the Company from the Seller and (ii) with respect to any other Receivable Assets for which a security interest may be perfected under the relevant UCC, legislation or similar statute by such filing, in each case meeting the requirements of applicable law in such manner and






                                                                              11

                          Receivables Sale Agreement

         in such jurisdictions as are necessary to perfect and maintain perfection of the conveyance of such Receivables and any other
         Receivable Assets to the Company, and to deliver to the Company no later than 10 days after the Effective Date (i) where available, a file-stamped copy or certified statement of such financing statement or other evidence of such filing and (ii) otherwise, a photocopy, certified by a Responsible Officer to be a true and correct copy, of each such financing statement or other filing made no later than 10 days after the Effective Date.

                           (e) In connection with the foregoing sales, transfers, assignments and conveyances, the Seller agrees at its own expense, no later than 30 days after the Effective Date with respect to the Receivables and any other similar receivables that it will, as agent of the Company, (i) indicate or cause to be indicated on the computer files (but not on individual invoices or individual collection files) relating to such Receivables and any such other receivables (by means of a general legend that will automatically appear at or near the beginning of any screen, list or print-out of such Receivables) that, unless otherwise specifically identified on such screen, list or print-out as a receivable not so sold, transferred, assigned and conveyed, all Receivables (and any such other receivables) included in such screen, list or print-out and all other Receivable Assets (and any other similar related property) have been sold, transferred, assigned and conveyed to the Company in accordance with this Agreement and (ii) deliver or transmit or cause to be delivered or transmitted to the Company a computer tape, diskette or data transmission containing at least the information specified in Schedule 1 as to all such Receivables, as of a date no later than the Cut-Off Date.

                           (f) As further confirmation of the sale of the Receivables, but subject to Section 7.02, it is understood and agreed that the Company shall have the following rights:

                           (i) the Company (and its assignees) shall have the
                  right at any time to notify, or require that the Seller at its own expense notify, the





                                                                              12

                          Receivables Sale Agreement


                  respective Obligors of the Company's ownership of the Purchased Receivables and other Receivable Assets and may direct that payment of all amounts due or to become due under the Purchased Receivables be made directly to the Company or its designee;

                           (ii) the Company (and its assignees) shall have the
                  right to (A) sue for collection on any Purchased Receivables or (B) sell any Purchased Receivables to any Person for a price that is acceptable to the Company.

                           (iii) the Seller shall, upon the Company's written
                  request and at the Seller's expense, (A) assemble all of the Seller's documents, instruments and other records (including credit files and computer tapes or disks) that (1) evidence or will evidence or record Receivables sold by the Seller and (2) are other wise necessary or desirable to effect
                  Collections of such Purchased Receivables (collectively, the
                  "Documents") and (B) deliver the Documents to the Company or its designee at a place designated by the Company. In recognition of the Seller's need to have access to any Documents which may be transferred to the Company hereunder, whether as a result of its continuing business relationship with any Obligor for Receivables purchased here under or as a result of its responsibilities as a Servicer, the Company hereby grants to the Seller an irrevocable license to access the Documents transferred by the Seller to the Company and to access any such transferred computer software in connection with any activity arising in the ordinary course of the Seller's business or in performance of the Seller's duties as a Servicer; provided that the Seller shall not disrupt or otherwise interfere with the Company's use of and access to the Documents and its computer software during such license period;

                           (iv) the Seller hereby grants to the Company an
                  irrevocable power of attorney (coupled with an interest) to take any and all steps in the Seller's name necessary or desirable, in the





                                                                              13

                          Receivables Sale Agreement

                  reasonable opinion of the Company, to collect all amounts due under the Purchased Receivables, including, without limitation, enforcing the Purchased Receivables and exercising all rights and remedies in respect thereof and

                  (without regard to the limitation set forth in subsection
                  7.02(b)) endorsing the Seller's name on checks and other instruments representing Collections; and

                           (v) upon written request of the Company, the Seller
                  will (A) deliver to the Company all licenses, rights, computer programs, related material, computer tapes, disks, cassettes and data necessary for the immediate collection of the Purchased Receivables by the Company, with or without the participation of the Seller (excluding software licenses which by their terms are not permitted to be so delivered;
                  provided that the Seller shall use reasonable efforts to obtain the consent of the relevant licensor to such delivery) and (B) make such arrangements with respect to the collection of the Purchased Receivables as may be reasonably required by the Company.

                           SECTION 2.02. Purchase Price. The aggregate purchase price payable by the Company to the Seller (the "Purchase
         Price") for Receivables and other Receivable Assets on any Payment
         Date under this Agreement shall be equal to the product of (a) the aggregate outstanding Principal Amount of Receivables as set forth in the applicable Daily Report created since the previous Daily Report and (b) the Discounted Percentage then in effect.

                           SECTION 2.03. Payment of Purchase Price. (a) The
         Company shall pay or provide for the Purchase Price for Receivables and other Receivable Assets (net of the deductions referred to in Section 2.03(d)) in the manner provided below on each day for which Daily Reports are prepared and delivered to the Company (each such day, a "Payment Date").

                           (b)  The Purchase Price (net of the
         deductions referred to in Section 2.03(d)) shall be paid by the Company to the Seller or to such accounts





                                                                              14

                          Receivables Sale Agreement

         or such Persons as the Seller may direct in writing (which direction may consist of standing instructions provided by the Seller that shall remain in effect until changed by the Seller in writing), on each Payment Date as follows:

                         (i) to the extent available for such purpose, in cash
              from the net proceeds of a transfer of such Purchased
              Receivables by the Company to other Persons (including the Trustee pursuant to the Pooling Agreement);


                         (ii) to the extent available for such purpose, in
              cash from Collections received by the Company from other Persons
              (including from the Trustee pursuant to the Pooling Agreement and any Supplement thereto);

                 (iii) at the option of the Company (subject to the provisions of Sections 8.03), by incurring Indebtedness to the Seller evidenced by the Seller Note; and

                         (iv) in cash from the proceeds of capital contributed
              by the Seller to the Company, if any, in respect of its equity interest in the Company.

                           (c) Any increase in the principal amount of the Seller Note, in payment of any Purchase Price pursuant to Section
         2.03(b), shall be applied to the Purchase Price in an amount equal to such increase.

                           (d) The Company shall deduct from the Purchase
         Price otherwise payable to the Seller on any Payment Date, any outstanding Seller Dilution Adjustment Payments and Seller Repurchase
         Payments pursuant to Section 2.05, and 2.06, respectively.

                           (e) All cash payments under this Agreement shall be made not later than 3:30 p.m. (New York City time) on the date specified therefor in same day funds.

                           (f) Whenever any payment to be made under this Agreement shall be stated to be due on a day other than a Business
         Day, such payment shall be made on the next succeeding Business Day.
         Amounts not paid when





                                                                              15

                          Receivables Sale Agreement

         due in accordance with the terms of this Agreement shall bear interest at a rate equal at all times to the Reference Rate, payable on demand.

                           SECTION 2.04. No Repurchase. Except to the extent expressly set forth herein, the Seller shall not have any right or obligation under this Agreement, by implication or otherwise, to repurchase from the Company any Purchased Receivables or other
         Receivable Assets or to rescind or otherwise retroactively effect any purchase of any such Purchased Receivables or other Receivable Assets after the Payment Date relating thereto.


                           SECTION 2.05.  Rebates, Adjustments, Returns,
         Reductions and Modifications. From time to time the Seller may make Dilution Adjustments to Receivables in accordance with this Section 2.05 and Section 6.02.

                           The Seller agrees to pay to the Company, on the Payment Date immediately succeeding the date of the grant of any Dilution Adjustment, the amount of any such Dilution Adjustment (a
         "Seller Dilution Adjustment Payment"). The amount of any Dilution
         Adjustment shall be set forth on the first Daily Report prepared after the date of the grant thereof.

                           SECTION 2.06. Seller Repurchase Payments. If (i) any representation or warranty under subsection 4.02(a) or (b) is not true and correct in any material respect as of the date specified therein with respect to any Receivable sold to the Company or any Receivable encompassed by the representation or warranty under subsection 4.02(c) is determined not to be an Eligible Receivable as of its date of purchase, (ii) there is a breach of any covenant under
         Section 6.01 with respect to any Receivable and such breach has a material adverse effect on the Company's interest in such Receivable,
         (iii) the Company's interest in any Receivable is not a first priority perfected ownership or security interest at any time as a result of any action taken by, or the failure to take action by, the Seller, (iv) any Eligible Receivable becomes subject to any asserted defense, dispute, off set or counterclaim of any kind as a result of any action taken by, any failure to take action by, or any





                                                                              16

                          Receivables Sale Agreement

         event relating to the Seller (other than as expressly permitted by this Agreement or the Pooling Agreement)(provided that in the case of any Eligible Receivable that becomes subject only in part to any of the foregoing, this Section 2.06 shall apply only to the portion thereof that is so subject) or (v) there is a breach by the Seller of any covenant contained in Section 5.02, 5.08, 5.09, 6.02, 6.03, 6.04 or 6.05 with respect to any Receivable, and as a result thereof such Receivable (or a portion thereof) ceases to be an Eligible Receivable on the date on which such breach occurs (each event referred to in clauses (i), (ii), (iii), (iv) and (v) of this Section 2.06 shall be referred to herein as an "Ineligibility Event" and any Receivable (or portion thereof) as to which an Ineligibility Event applies shall be referred to herein as an "Ineligible Receivable"), then the Seller agrees to pay to the Company, upon the request of the Company or the Seller obtaining knowledge thereof, an amount (the "Adjustment
         Amount") equal to the Principal Amount of such Receivable (or portion thereof) (whether the Company paid the related Purchase Price in cash or otherwise) less Collections received by the Company in respect of such Receivable; provided that in no event shall an Ineligibility
         Event arise solely from any Receivable becoming a Defaulted
         Receivable or any other default by an Obligor with respect to any Receivable. Such payment shall be made on or prior to the 30th day after the day the Company requests payment or the Seller obtains knowledge thereof (except that if such day is not a Business Day, then such payment shall be made on the Business Day immediately succeeding such day) (unless such breach or incorrectness shall have been cured or waived on or before such day); provided that in the event that (x) an Early Termination has occurred and is continuing or
         (y) the Company shall be required to make a payment in respect of such Receivable pursuant to Section 2.05 of the Pooling Agreement and the Company has insufficient funds to make such payment, the Seller shall make such payment immediately. Any payment by the Seller pursuant to this Section 2.06 is referred to as a "Seller Repurchase
         Payment". If, on or prior to such 30th day (or the Business Day immediately succeeding such 30th day, as applicable), the Seller shall make a Seller Repurchase Payment in respect of any such





                                                                              17

                          Receivables Sale Agreement

         Ineligible Receivable, then the Company shall have no further remedy against the Seller in respect of the Ineligibility Event with respect to such Receivable. Simultaneously with any Seller Repurchase Payment with respect to any Receivable, such Receivable and the Receivable
         Assets with respect thereto shall immediately and automatically be sold, assigned, transferred and conveyed by the Company to the Seller without any further action by the Company or any other Person.

                           SECTION 2.07. Certain Charges. Each of the Seller and the Company agrees that late charge revenue, reversals of discounts, other fees and charges and other similar items, whenever created, accrued in respect of Purchased Receivables shall be the property of the Company notwithstanding the occurrence of an Early
         Termination and all Collections with respect thereto shall continue to be allocated and treated as Collections in respect of Purchased
         Receivables.

                           SECTION 2.08. Certain Allocations. The Seller hereby agrees that, following the occurrence of an Early Termination, all Collections and other proceeds received in respect of Receivables generated by the Seller shall be applied, first, to pay the out standing Principal Amount of Purchased Receivables (as of the date of such Early Termination) of the Obligor to whom such Collections are attributable until such Purchased Receivables are paid in full and, second, to the Seller to pay Receivables of such Obligor not sold to the Company; provided, however, that notwithstanding the foregoing, if the Seller can attribute a Collection to a specific Obligor and a specific Receivable, then such Collection shall be applied to pay such Receivable of such Obligor; and the Company and the Servicer shall take such action as the Seller may reasonably request, at the expense of the Seller, to assure that any Receivable not sold to the Company, the Related Property and Collections with respect thereto do not remain commingled with other Collections hereunder and are immediately paid to the Seller.

                           SECTION 2.09.  Further Assurances.  From time
         to time at the request of the Seller, the Company shall deliver to the Seller such documents, assignments,





                                                                              18

                          Receivables Sale Agreement

         releases and instruments of termination as the Seller may reasonably request to evidence the reconveyance by the Company to the Seller of a Receivable pursuant to the terms of Section 2.01(b) or 2.06, provided that the Company shall have been paid all amounts due thereunder; and the Company and the Servicer shall take such action as the Seller may reasonably request, at the expense of the Seller, to assure that any receivable not sold to the Company, the Related
         Property and Collections with respect thereto do not remain commingled with other Collections hereunder and are immediately paid to the Seller.

                           SECTION 2.10. GMT/PPAP Rejection Period.
         Notwithstanding anything to the contrary contained herein, during any GMT/PPAP Rejection Period, no Tooling Receivable shall be sold, assigned, transferred or otherwise conveyed hereunder; provided that immediately upon the cessation of any GMT/PPAP Rejection Period all existing Tooling Receivables relating to the GMT 800 Program shall immediately be sold hereunder.

                                                ARTICLE III

                                      Conditions to Purchase and Sale

                           SECTION 3.01. Conditions Precedent to the Company's
         Purchase of Receivables on the Effective Date. The obligation of the Company to purchase the Receivables and the other Receivable Assets hereunder on the Effective Date from the Seller is subject to the conditions precedent, which may be waived by the Company, that (a) each of the Sale Documents shall be in full force and effect and (b) the conditions set forth below shall have been satisfied on or before the Effective Date:


                         (i) the Company shall have received copies of duly
              adopted resolutions of the Board of Directors of the Seller, as in effect on such Effective Date, authorizing this Agreement, the documents to be delivered by the Seller hereunder and the transactions contemplated hereby, certified by the Secretary or Assistant Secretary of the Seller;





                                                                              19

                          Receivables Sale Agreement

                         (ii) the Company shall have received duly executed
              certificates of the Secretary or an Assistant Secretary of the Seller, dated the Effective Date, and in form and substance reason ably satisfactory to the Company, certifying the names and true signatures of the officers authorized on behalf of the Seller to sign this Agreement and any instruments or documents in connection with this Agreement (on which certificates the Company may conclusively rely until such time as the Company shall receive from the Seller a revised certificate with respect to the Seller meeting the requirements of this subsection (ii));

                         (iii) the Seller shall have made available for filing
              and recordation, at its own expense, UCC-1 financing statements with respect to the Receivables and other Receivable Assets in such manner and in such jurisdictions as are necessary to perfect the Company's ownership interest thereof under the UCC;
              and all other action necessary, in the reasonable judgment of the Company, to perfect under the UCC (to the extent applicable) the Company's ownership of the Receivables and other Receivable
              Assets shall have been duly taken;

                         (iv) the Seller shall have delivered or transmitted
              to the Company, with respect to the Receivables originated by it, a computer tape, diskette or data transmission reasonably acceptable to the Company showing, as of a date no later than the Cut-Off Date, at least the information specified in Schedule
              1 as to all Receivables to be transferred by the Seller to the Company on such Effective Date;

                         (v) the Company shall have received reports of UCC-1
              and other searches of the Seller with respect to the Receivables and the other Receivable Assets reflecting the absence of Liens thereon, except for Liens created in connection with the sale by the Seller to the Company, and by the Company to the Trust, of such Receivables and other Receivable Assets.






                                                                              20

                          Receivables Sale Agreement

                         (vi) the Company shall be satisfied that the Seller's
              systems, procedures and record keeping relating to the Purchased
              Receivables originated by the Seller are sufficient and satisfactory in order to permit the purchase and administration of such Purchased Receivables in accordance with the terms and intent of this Agreement; and

                         (vii) the Company shall have received such other
              approvals, opinions or documents as the Company may reasonably request.

                           SECTION 3.02. Conditions Precedent to All the
         Company's Purchases of Receivables. The obligation of the Company to purchase any Receivable and the other related Receivable Assets on each date (including the Effective Date) shall be subject to the further conditions precedent, which may be waived by the Company, that, on and as of the related Payment Date, the following statements shall be true (and the acceptance by the Seller of the Purchase Price for such Receivable on such Payment Date shall constitute a representation and warranty by the Seller that on such Payment Date the statements in clauses (i) and (ii) below are true):

                         (i) the representations and warranties of the Seller
              contained in Sections 4.01 and 4.02 shall be true and correct in all material respects on and as of such Payment Date as though made on and as of such date, except insofar as such representations and warranties are expressly made only as of another date (in which case they shall be true and correct in all material respects as of such other date);

                         (ii) after giving effect to such purchase, no (A)
              Early Termination or (B) Potential Purchase Termination Event with respect to a Purchase Termination Event set forth in clause
              (d)(i) or (ii) of Section 7.01 shall have occurred and be continuing; and

                         (iii) the Company shall have received such other
              approvals, opinions or documents as the Company may reasonably request;





                                                                              21


                          Receivables Sale Agreement

         provided, however, that the failure of the Seller to satisfy any of the foregoing conditions shall not prevent the Seller from subsequently selling Receivables originated by it upon satisfaction of all such conditions.

              SECTION 3.03. Conditions Precedent to the Seller's Obligations on the Effective Date. The obligations of the Seller on the Effective
         Date shall be subject to the conditions precedent, which may be waived by the Seller, that the Seller shall have received on or before the Effective Date the following, each dated such Effective
         Date and in form and substance satisfactory to the Seller:

                         (i) a copy of duly adopted resolutions of the Board
              of Directors of the Company authorizing this Agreement, the documents to be delivered by the Company hereunder and the transactions contemplated hereby, certified by the Secretary or Assistant Secretary of the Company; and

                         (ii) a duly executed certificate of the Secretary or
              Assistant Secretary of the Company certifying the names and true signatures of the officers authorized on its behalf to sign this Agreement and the other documents to be delivered by it hereunder.

                           SECTION 3.04. Conditions Precedent to All the
         Seller's Obligations. The obligation of the Seller to sell any Receivable on any date (including on the Effective Date) shall be subject to the further conditions precedent, which may be waived by the Seller, that, on the related Payment Date, the following statement shall be true (and the payment by the Company of the Purchase Price for such Receivable on such date shall constitute a representation and warranty by the Company on such Payment Date that the statement in clause (ii) below is true): after giving effect to such purchase, (i) no Purchase Termination Event set forth in paragraph (d) of Section 7.01 hereof, and (ii) no Early Amortization
         Event set forth in paragraph (a) of Section 7.01 of the Pooling
         Agreement (as in effect on the date hereof and without giving effect to any amendment or supplement to, or





                                                                              22

                          Receivables Sale Agreement

         modification or waiver of, or departure from, such paragraph unless, in each case, the Seller shall have consented thereto) shall have occurred and be continuing.


                                  ARTICLE IV

                        Representations and Warranties

                           SECTION 4.01.  Representations and Warranties
         of the Seller Relating to Itself. The Seller represents and warrants as to itself on the Effective
         Date and each Payment Date as follows:

                           (a) Organization; Powers. It (i) is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, (ii) has all requisite power and authority, to own its property and assets and to carry on its business as now conducted and as proposed to be conducted, (iii) is qualified to do business in, and is in good standing in, every jurisdiction where the nature of its business so requires, except where the failure so to qualify could not reasonably be expected to result in a Material Adverse Effect and (iv) has the corporate power and authority to execute, deliver and perform its obligations under each of the Transaction Documents and each other agreement or instrument contemplated hereby or thereby to which it is or will be a party.

                           (b) Authorization. The execution, delivery and performance by the Seller of each of the Transaction Documents to which the Seller is a party and the other transactions contemplated hereby and thereby (collectively, the "Transactions") (i) have been duly authorized by all requisite corporate and, if required, stockholder action and (ii) will not (A) violate (1) any Requirement of Law or the certificate or articles of incorporation or other constitutive document or by-laws of any Subsidiary or (2) any provision of any Contractual Obligation to which it or any Subsidiary is a party or by which any of them or any of their property is or may be bound, (B) be in conflict with, result in a breach of or





                                                                              23

                          Receivables Sale Agreement

         constitute (alone or with notice or lapse of time or both) a default under, or give rise to any right to accelerate or to require the prepayment, repurchase or redemption of any obligation under any such Contractual Obligation except where any such conflict, violation, breach or default referred to in clause (A) or (B), individually or in the aggregate, could not reasonably be expected to have a Material
         Adverse Effect or (C) result in the creation or imposition of any Lien upon or with respect to any property or assets now owned or hereafter acquired by it or any Subsidiary (other than any Lien created hereunder or contemplated or permitted hereby).


                           (c) Enforceability. This Agreement has been duly executed and delivered by the Seller and consti tutes, and each other
         Transaction Document to which the Seller is a party when executed and delivered by the Seller will constitute, a legal, valid and binding obligation of the Seller enforceable against the Seller in accordance with its respective terms, subject (a) as to enforcement of remedies, to applicable bankruptcy, insolvency, reorganization, moratorium and other similar laws affecting the enforcement of creditors' rights generally, from time to time in effect and (b) to general principles of equity (whether enforcement is sought by a proceeding in equity or at law).

                           (d) Governmental Approvals. No action, consent or approval of, registration or filing with or any other action by any Governmental Authority is or will be required in connection with the Transactions, except for (i) the filing of Uniform Commercial Code financing statements, (ii) such as have been made or obtained and are in full force and effect and (iii) such actions, consents, approvals and filings the failure of which to obtain or make could not reasonably be expected to result in a Material Adverse Effect.

                           (e)  Litigation; Compliance with Laws.
         (i) There are no actions, suits or proceedings at law or in equity or by or before any Governmental Authority now pending or, to the knowledge of the Seller, threatened against or affecting the Seller or any Subsidiary or any business, property or rights of any





                                                                              24

                          Receivables Sale Agreement

         such Person (A) that involve any Transaction Document or the Transactions or (B) as to which there is a reasonable possibility of an adverse determination and that, if adversely determined, could reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect.

                           (ii) Neither it nor any Subsidiary is in default with respect to any judgment, writ, injunction, decree or order of any Governmental Authority, where such violation or default could reasonably be expected to result in a Material Adverse Effect.

                           (f)  Agreements.  (i)  Neither it nor any
         Subsidiary is a party to any agreement or instrument or subject to any corporate restriction that has resulted or could reasonably be expected to result in a Material
         Adverse Effect.


                           (ii) Neither it nor any Subsidiary is in default in any manner under any provision of any indenture or other agreement or instrument evidencing Indebtedness or any other material agreement or instrument (including the GM Agreements) to which it is a party or by which it or any of its properties or assets are bound, where such default could reasonably be expected to result in a Material Adverse
         Effect.

                           (iii) As of the Effective Date, neither it nor any Subsidiary is a party to any contract with GM relating to Receivables other than the GM Agreements. Each of the GM Agreements (other than Lifetime Program Contracts) is in full force and effect in accordance with its terms except as could not reasonably be expected to have a Material Adverse Effect.

                           (g)  Federal Reserve Regulations.
         (i) Neither it nor any Subsidiary is engaged principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying Margin Stock.

                           (ii) No part of the proceeds from the sale of Receivables hereunder will be used, whether directly or indirectly, and whether immediately, incidentally or ultimately, (A) to purchase or carry Margin Stock or to





                                                                              25

                          Receivables Sale Agreement

         extend credit to others for the purpose of purchasing or carrying
         Margin Stock or to refund indebtedness originally incurred for such purpose, or (B) for any purpose which entails a violation of, or which is inconsistent with, the provisions of the Regulations of the Board, including Regulation G, U or X.

                           (h)  Investment Company Act.  It is not an
         "investment company" as defined in, or subject to regulation under, the Investment Company Act of 1940.

                           (i) Tax Returns. It and each Subsidiary has filed or caused to be filed all Federal, state and other material tax returns and has paid or caused to be paid all taxes due and payable by it and all assessments received by it, in each case to the extent that nonpayment could reasonably be expected to result in a Material
         Adverse Effect.

                           (j) Employee Benefit Plans. Except to the extent

         failure to comply could not reasonably be expected to result in a Material Adverse Effect, the Seller and its ERISA Affiliates are in compliance in all material respects with the applicable provisions of ERISA and the Code and the regulations and published interpretations thereunder. No Reportable Event has occurred or is reasonably expected to occur that, when taken together with all other such Reportable Events, could reasonably be expected to result in a Material Adverse Effect.

                           (k) Indebtedness to Company. Immediately prior to consummation of the transactions contemplated hereby on such Effective Date, it had no outstanding Indebtedness to the Company other than amounts permitted by this Agreement.

                           (l) Lockboxes. Set forth in Schedule 2 is a complete and accurate description as of the Effective Date of each Lockbox Account currently maintained by the Seller. Each of the Lockbox Agreements to which the Seller is a Party is the legal, valid and binding obligation of the Seller, enforceable against the Seller in accordance with its terms.





                                                                              26

                          Receivables Sale Agreement

                           (m) Chief Executive Office. The offices at which the Seller keeps its records concerning the Receivables originated by it either (x) are located as set forth on Schedule 3 hereto or (y) the Seller has notified the Company of the location thereof in accordance with Section 5.06. The chief executive office of the Seller is listed opposite its name on Schedule 3 and is the place where the Seller is "located" for the purposes of Section 9-103(3)(d) of the UCC as in effect in the State of New York. As of the Effective
         Date, the state and county where the chief executive office of the Seller is "located" for the purposes of 9-103(3)(d) of the UCC as in effect in the State of New York has not changed in the past four months.

                           (n) Bulk Sales Act. No transaction contemplated hereby with respect to the Seller requires compliance with, or will be subject to avoidance under, any bulk sales act or similar law.

                           (o) Names. The legal name of the Seller is as set forth in this Agreement. It has no trade names, fictitious names, assumed names or "doing business as" names except as set forth on
         Schedule 4.

                           (p) Solvency. No Insolvency Event with respect to the Seller has occurred and the sale of the Receivables by it to the

         Company has not been made in contemplation of the occurrence thereof.
         Both prior to and after giving effect to the transactions occurring on the Effective Date and after giving effect to each subsequent transaction contemplated hereunder (i) the fair value of the assets of the Seller at a fair valuation will exceed the debts and liabilities, sub ordinated, contingent or otherwise, of the Seller;
         (ii) the present fair salable value of the property of the Seller will be greater than the amount that will be required to pay the probable liability of the Seller on its debts and other liabilities, subordinated, contingent or otherwise, as such debts and other liabilities become absolute and matured; (iii) the Seller will be able to pay its debts and liabilities, subordinated, contingent or otherwise, as such debts and liabilities become absolute and matured;
         and (iv) the Seller will not have unreasonably small





                                                                              27

                          Receivables Sale Agreement

         capital with which to conduct the business in which it is engaged as such business is now conducted and is proposed to be conducted. For all purposes of clauses (i) through (iv) above, the amount of contingent liabilities at any time shall be computed as the amount that, in the light of all the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability. The Seller does not intend to, nor does it believe that it will, incur debts beyond its ability to pay such debts as they mature, taking into account the timing of and amounts of cash to be received by it and the timing of the amounts of cash to be payable on or in respect of its Indebtedness.

                           (q)  No Purchase Termination Event.  As of
         the Effective Date, no Purchase Termination Event or Potential
         Purchase Termination Event with respect to the Seller has occurred and is continuing.

                           (r) No Fraudulent Transfer. The Seller is not entering into this Agreement with the intent (whether actual or constructive) to hinder, delay, or defraud its present or future creditors and is receiving reasonably equivalent value and fair consideration for the Receivables originated by it being transferred hereunder.

                           (s) Collection Procedures. The Seller has in place procedures pursuant to the Transaction Documents which are either necessary or advisable to ensure the timely collection of Receivables originated by it.

                           (t) Filings. On or prior to the date that is 10

         days after the Effective Date, all filings and other acts (including but not limited to all filings and other acts necessary or advisable under the UCC) shall have been made or performed such that the Company has on such date a first priority perfected ownership or security interest in respect of all Receivables.

                           SECTION 4.02.  Representations and Warranties
         of the Seller Relating to the Receivables. The Seller hereby represents and warrants to the Company on each





                                                                              28

                          Receivables Sale Agreement

         Payment Date that with respect to the Receivables originated by it being paid for as of such date:

                           (a) Receivables Description. As of the CutOff Date,
                  the computer tape, diskette or data transmission delivered or transmitted pursuant to Section 2.01(e) sets forth in all material respects an accurate and complete listing of all Receivables sold to the Company as of the Cut-Off Date and the information contained therein in accordance with
                  Schedule 1 with respect to each such Receivable is true and correct as of the Cut-Off Date. As of the Cut-Off Date, the aggregate amount of Receivables owned by the Seller is accurately set forth on such computer tape, diskette or data transmission.

                           (b) No Liens. Each Receivable existing on the
                  Effective Date or, in the case of Receivables sold to the Company after the Effective Date, on the date that each such Receivable shall have been sold to the Company, has been conveyed to the Company free and clear of any Liens, except for Permitted Liens specified in clauses (i), (iii) or (iv) of the definition thereof.

                           (c) Eligible Receivable. On the Effective Date,
                  each Receivable that is represented to be an Eligible
                  Receivable sold to the Company on such date is an Eligible
                  Receivable on the Effective Date and, in the case of Receivables sold to the Company after the Effective Date, each such Receivable that is represented to be an Eligible
                  Receivable sold to the Company on such later date is an Eligible Receivable on such later date.

                           SECTION 4.03.  Representations and Warranties
         of the Company. The Company represents and warrants as to itself as follows:


                           (a) Organization; Powers. The Company (i) is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, (ii) has all requisite power and authority to own its property and assets and to carry on its business as now conducted and as proposed to be





                                                                              29

                          Receivables Sale Agreement

         conducted, (iii) is qualified to do business in, and is in good standing in, every jurisdiction where the nature of its business so requires, except where the failure so to qualify would not have a Material Adverse Effect and (iv) has the corporate power and authority to execute, deliver and perform its obligations under each of the Transaction Documents and each other agreement or instrument contemplated hereby or thereby to which it is or will be a party.

                           (b) Authorization. The execution, delivery and performance by the Company of each of the Transactions (i) have been duly authorized by all requisite corporate and, if required, stockholder action and (ii) will not (A) violate (1) any Requirement of Law or (2) any provision of any Transaction Document or any other material Contractual Obligation to which the Company is a party or by which it or any of its property is or may be bound, (B) be in conflict with, result in a breach of or constitute (alone or with notice or lapse of time or both) a default under, or give rise to any right to accelerate or to require the prepayment, repurchase or redemption of any obligation under any Transaction Document or any other material Contractual Obligation or (C) result in the creation or imposition of any Lien upon or with respect to any property or assets now owned or hereafter acquired by the Company (other than any Lien created hereunder or contemplated or permitted hereby).

                           (c) Enforceability. This Agreement has been duly executed and delivered by the Company and constitutes, and each other
         Transaction Document to which the Company is a party when executed and delivered by the Company will constitute, a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its respective terms, subject (a) as to enforcement of remedies, to applicable bankruptcy, insolvency, reorganization, moratorium and other similar laws affecting the enforcement of creditors' rights generally, from time to time in effect and (b) to general principles of equity whether enforcement is sought by a proceeding in equity or at law.






                                                                              30

                          Receivables Sale Agreement

                           (d) Accounting Treatment. The Company will not prepare any financial statements that shall account for the transactions contemplated hereby, nor will it in any other respect
         (other than for tax purposes) account for the transactions contemplated hereby, in a manner that is inconsistent with the Company's owner ship interest in the Receivables.

                                  ARTICLE V

                            Affirmative Covenants

                           The Seller hereby agrees that, so long as there are any amounts outstanding with respect to Purchased Receivables originated by it previously sold by the Seller to the Company or until an Early Termination, whichever is later, the Seller shall:

                           SECTION 5.01.  Certificates; Other
         Information.  Furnish to the Company:

                           (a) not later than 120 days after the end of each
                  fiscal year and not later than 90 days after the end of each of the first three fiscal quarters of each fiscal year, a certificate of a Responsible Officer of the Seller stating that, to the knowledge of such Responsible Officer (after due inquiry), the Seller during such period has observed or performed in all material respects all of its covenants and other agreements, and satisfied in all material respects every condition, contained in the Sale Documents to which it is a party to be observed, performed or satisfied by it, and that such Responsible Officer has obtained no knowledge of any Purchase Termination Event or Potential Purchase
                  Termination Event except as specified in such certificate;
                  and

                           (b) promptly, such additional financial and other
                  information as the Company may from time to time reasonably request.





                                                                              31

                          Receivables Sale Agreement


                           SECTION 5.02.  Compliance with Law and
         Policies. (i) Comply in all material respects with the Requirements of Law and Contractual Obligations applicable to it.

                           (ii) Perform its obligations in all material respects in accordance and compliance with the Policies, as amended from time to time in accordance with the Transaction Documents, in regard to the Receivables originated by it and the other Receivable
         Assets.

                           SECTION 5.03. Preservation of Corporate Existence.
         (i) Preserve and maintain its corporate existence, rights, franchises and privileges in the jurisdiction of its incorporation and (ii) qualify and remain qualified in good standing as a foreign corporation in each jurisdiction where the nature of its business so requires, except where the failure so to qualify would not, individually or in the aggregate with other such failures, have a Material Adverse Effect.

                           SECTION 5.04.  Separate Corporate Existence.

                           (i) Maintain its deposit account or accounts, separate from those of the Company and ensure that its funds will not be diverted to the Company, nor will such funds be commingled with the funds of the Company;

                           (ii) To the extent that it shares any officers or other employees with the Company, the salaries of and the expenses related to providing benefits to such officers and other employees shall be fairly allocated among it and the Company, and it and the Company shall bear their fair shares of the salary and benefit costs associated with all such common officers and employees;

                           (iii) To the extent that it jointly contracts with the Company to do business with vendors or service providers or to share overhead expenses, the costs incurred in so doing shall be allocated fairly between it and the Company, and it and the Company shall bear their fair shares of such costs. To the extent that it





                                                                              32

                          Receivables Sale Agreement

         contracts or does business with vendors or service providers where the goods and services provided are partially for the benefit of the Company, the costs incurred in so doing shall be fairly allocated between it and the Company in proportion to the benefit of the goods or services each is provided, and it and the Company shall bear their fair shares of such costs. All material transactions between it and the Company, whether currently existing or hereafter entered into, shall be only on an arm's length basis, it being understood and agreed that the transactions contemplated in the Transaction
         Documents meet the requirements of this clause (iii);

                           (iv) Maintain office space separate from the office space of the Company (but which may be located at the same address as the Company). To the extent that it and the Company have offices in the same location, there shall be a fair and appropriate allocation of overhead costs between them, and each shall bear its fair share of such expenses;

                           (v)  Not assume or guarantee any of the
         liabilities of the Company; and

                           (vi) Take, or refrain from taking, as the case may be, all other actions that are necessary to be taken or not to be taken in order (x) to ensure that the assumptions and factual recitations set forth in the Specified Bankruptcy Opinion Provisions remain true and correct with respect to it (and, to the extent within its control, to ensure that the assumptions and factual recitations set forth in the Specified Bankruptcy Opinion Provisions remain true and correct with respect to the Company) and (y) to comply with those procedures described in such provisions that are applicable to it.

                           SECTION 5.05. Maintaining Records; Access to
         Properties and Inspections. Maintain all financial records in accordance with GAAP and permit any persons designated by the Company to visit and inspect its financial records and properties at reasonable times, upon reasonable prior notice to it, and as often as reasonably requested and to make extracts from and copies of such financial records, and permit any





                                                                              33

                          Receivables Sale Agreement

         persons designated by the Company upon reasonable prior notice to discuss the affairs, finances and condition of the Seller with the officers thereof and independent accountants therefor (subject to reasonable requirements of confidentiality, including requirements imposed by law or by contract).

                           SECTION 5.06. Location of Records. Keep its chief place of business and chief executive office, and the offices where it keeps the records concerning the Purchased Receivables (and all original documents relating thereto), at the locations referred to for it on Schedule 3 hereto or upon 30 days' prior written notice to the Company, at such other locations in a jurisdiction where all action required by Section 5.14 shall have been taken and completed and be in full force and effect; provided, however, that the Rating
         Agency shall be notified of any such changes in location and such location shall not be changed to a state which is within the Tenth
         Circuit unless it delivers an opinion of counsel reasonably acceptable to the Rating Agencies to the effect that Octagon Gas
         Systems, Inc. v. Rimmer, 995 F.2d 948 (10th Cir. 1993), is no longer controlling precedent in the Tenth Circuit.

                           SECTION 5.07. Computer Files. At its own cost and expense, retain the ledger used by it as a master record of the Obligors and retain copies of all documents relating to each Obligor as custodian and agent for the Company and other Persons with interests in the Purchased Receivables and mark the computer tape or other physical records of the Purchased Receivables to the effect that interests in the Purchased Receivables existing with respect to the Obligors listed thereon have been sold to the Company and that the Company has sold an interest therein and, subsidiarily, has granted a security interest therein.

                           SECTION 5.08. Payment of and Compliance with
         Obligations. Pay, discharge or otherwise satisfy at or before maturity or before they become delinquent, as the case may be, all its obligations of whatever nature, except where the amount or validity thereof is currently being contested in good faith by appropriate proceedings and reserves in conformity with GAAP with





                                                                              34

                          Receivables Sale Agreement

         respect thereto have been provided on its books or except where the failure to so pay, discharge or otherwise satisfy such obligations would not have a Material Adverse Effect in respect of the Seller and would not subject any of its properties to a Lien which is not a Permitted Lien. The Seller shall defend the right, title and interest of the Company in, to and under the Receivables originated by it and the other Receivable Assets, whether now existing or hereafter created, against all claims of third parties claiming through the Seller. The Seller will duly fulfill all obligations on its part to be fulfilled under or in connection with each Receivable originated by it and will do nothing to impair the rights of the Company in such Receivable.

                           SECTION 5.09. Collections. Instruct each Obligor to make payments in respect of its Receivables to a Lockbox or a Lockbox
         Account or by wire transfer to a Lockbox Account or the Collection
         Account and to comply in all material respects with procedures with respect to Collections reasonably specified from time to time by the

         Company. In the event that any payments in respect of any such Receivables are made directly to the Seller (including, without limitation, any employees thereof or independent contractors employed thereby), the Seller shall, within two Business Days of receipt thereof, deliver (which may be via regular mail) or deposit such amounts to a Lockbox, a Lockbox Account or the Collection Account and, prior to forwarding such amounts, the Seller shall hold such payments in trust as custodian for the Company and the Trustee.

                           SECTION 5.10.  Furnishing Copies, Etc.
         Furnish to the Company:

                           (a) within five Business Days of the Company's
                  request, a certificate of the chief financial officer of the Seller or of the Servicer, on behalf of the Seller, certifying, as of the date thereof, to the knowledge of such officer, that no Purchase Termination Event has occurred and is continuing or if one has so occurred, specifying the nature and extent thereof





                                                                              35

                          Receivables Sale Agreement

                  and any corrective action taken or proposed to be taken with respect thereto;

                           (b) promptly after a Responsible Officer of the
                  Seller obtains knowledge of the occurrence of any Purchase
                  Termination Event or Potential Purchase Termination Event, written notice thereof specifying the nature and extent thereof and the corrective action (if any) proposed to be taken with respect thereto;

                           (c) promptly following request therefor, such other
                  information, documents, records or reports regarding or with respect to the Purchased Receivables of the Seller, as the Company may from time to time reasonably request; and

                           (d) promptly upon determining that any Purchased
                  Receivable originated by it designated as an Eligible
                  Receivable on the applicable Daily Report or Monthly
                  Settlement Statement was not an Eligible Receivable as of the date provided therefor, written notice of such determination.

                           SECTION 5.11. Obligations with Respect to Obligors and Receivables. Take all actions on its part reasonably necessary to maintain in full force and effect its rights under all contracts relating to the Purchased Receivables originated by it.

                           SECTION 5.12. Responsibilities of the Seller.
         Notwithstanding anything herein to the contrary, the Seller shall perform or cause to be performed in all material respects all its obligations under the Policies related to the Purchased Receivables to the same extent as if such Purchased Receivables had not been transferred to the Company hereunder.

                           SECTION 5.13. Assessments. Promptly pay and discharge all taxes, assessments, levies and other governmental charges imposed upon it except such taxes, assessments, levies and charges which are being contested in good faith and for which the Seller has set aside on its books adequate reserves.





                                                                              36

                          Receivables Sale Agreement

                           SECTION 5.14.  Further Action.  In addition
         to the foregoing:

                           (a) The Seller agrees that from time to time, at
                  its expense, it will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary in the Seller's reasonable judgment or that the Company may reasonably request, in order to more fully effect the purposes of this Agreement and the transfer of the Receivables hereunder, to protect or more fully evidence the Company's right, title and interest in the Purchased Receivables, or to enable the Company to exercise or enforce any of its rights in respect thereof.
                  Without limiting the generality of the foregoing, the Seller will upon the request of the Company (i) execute and file such financing or continuation statements, or amendments thereto, and such other instruments or notices, as may be necessary or, in the opinion of the Company, advisable and
                  (ii) obtain the agreement of any Person having a Lien on any Receivables owned by the Seller (other than any Lien created or imposed hereunder or under the Pooling Agreement or any Permitted Lien) to release such Lien upon the purchase of any such Receivables by the Company.

                           (b) The Seller hereby irrevocably authorizes the
                  Company to file one or more financing or continuation statements (and other similar instruments), and amendments thereto, relative to all or any part of the Purchased
                  Receivables and the other Receivable Assets sold or to be sold by the Seller without the signature of the Seller to the extent permitted by applicable law.

                           (c) If the Seller fails to perform any of its
                  agreements or obligations under this Agreement, the Company may (but shall not be required to) perform, or cause performance of, such agreements or obligations, and the expenses of the Company incurred in connection therewith shall be payable by the Seller as provided in Section 9.02.
                  The Company agrees promptly to notify the Seller after any such performance;





                                                                              37

                          Receivables Sale Agreement

                  provided, however, that the failure to give such notice shall not affect the validity of any such performance.

                           SECTION 5.15.  Sale of Receivables.  Sell
         Receivables solely in accordance with the terms of this Agreement.

                           SECTION 5.16. GMT/PPAP Rejection Period. (i)
         Immediately notify the Company and the Servicer if in connection with any Supplier Quality Assurance review relating to the GMT 800
         Program, any officer of the Seller receives notice from GM that such review is unsatisfactory in any material respect, (ii) keep the Company and the Servicer reasonably informed of the corrective actions being taken by Seller and (iii) promptly notify the Company and the Servicer of the commencement and termination of any GMT/PPAP
         Rejection Period.

                                  ARTICLE VI

                              Negative Covenants

                           The Seller hereby agrees that, so long as there are any amounts outstanding with respect to Purchased Receivables originated by it previously sold by the Seller to the Company or until an Early Termination with respect to the Seller, whichever is later, the Seller shall not, directly or indirectly:

                           SECTION 6.01.  Limitations on Transfers of
         Receivables, Etc. At any time sell, transfer or other-wise dispose of any of the Receivables or other
         Receivable Assets pursuant to:

                           (i) any Lien Creation except for Permitted
                  Liens; or


                           (ii) any Investment.

                           SECTION 6.02.  Extension or Amendment of
         Receivables. Extend, make any Dilution Adjustment to, rescind, cancel, amend or otherwise modify, or attempt or purport to extend, amend or otherwise modify, the





                                                                              38

                          Receivables Sale Agreement

         terms of any Purchased Receivables, or otherwise take any action to cause, or which would permit, a Receivable that was designated as an Eligible Receivable on the Payment Date relating to such Receivable to cease to be an Eligible Receivable, except in any such case (a) in accordance with the terms of the Policies, (b) as required by any Requirement of Law or (c) in the case of Dilution Adjustments, upon making a Seller Dilution Adjustment Payment pursuant to Section 2.05.

                           SECTION 6.03. Change in Payment Instructions to
         Obligors. Instruct any Obligor of any Purchased Receivables to make any payments with respect to any Receivables other than, in accordance with Section 5.09, to a Lockbox, a Lockbox Account or the Collection Account; provided, however, that, in accordance with
         Section 2.03 of the Servicing Agreement, (i) it may terminate any Lockbox Agreements or Lockbox Accounts and (ii) it may execute additional Lockbox Agreements or Lockbox Accounts and instruct
         Obligors to make payments in respect of any Receivables to such additional accounts; provided, however, upon the satisfaction of the Rating Agency Condition (or, if no Outstanding Series has been rated by a Rating Agency, with the consent of the Agent) the Seller may enter into any amendments or modifications of a Lockbox Agreement that the Seller reasonably deems necessary to conform such Lockbox
         Agreement to the cash management system of the Company or the Seller.

                           SECTION 6.04. Change in Name. Change its name, use an additional name, or change its identity or corporate structure in any manner which would or might make any financing statement or continuation statement (or other similar instrument) relating to this Agreement seriously misleading within the meaning of Section 9-402(7) of the UCC, or impair the perfection of the Company's interest in any Receivable under any other similar law, without 30 days' prior written notice to the Company.

                           SECTION 6.05.  Policies.  Make any change or
         modification (or permit any change or modification to be made) to the Policies that is materially adverse to the interests of the Company or its assigns (including






                                                                              39

                          Receivables Sale Agreement

         the Trustee and the Investor Certificateholders), except (i) if such changes or modifications are necessary under any Requirement of Law,
         (ii) if such changes or modifications would not reasonably be likely to have a Material Adverse Effect with respect to the Company, or
         (iii) if the Rating Agency Condition is satisfied with respect thereto.

                           SECTION 6.06.  Modification of Ledger.
         Delete or otherwise modify the marking on the ledger referred to in Section 2.01(e).

                           SECTION 6.07. Accounting for Purchases. Prepare any financial statements which shall account for the transactions contemplated hereby (other than capital contributions and the Seller
         Note contemplated hereby) in any manner other than as a sale of the Purchased Receivables by the Seller to the Company or in any other respect account for or treat the transactions contemplated hereby
         (including for financial accounting purposes, except as required by law) (other than capital contributions and the Seller Note contemplated hereby) in any manner other than as sales of the Purchased Receivables originated by the Seller to the Company;
         provided, however, that this subsection shall not apply for any tax or tax accounting purposes.

                           SECTION 6.08. Instruments. Subject to the delivery requirements set forth in Section 2.01(b) of the Pooling Agreement, take any action to cause any Receivable not evidenced by an "instrument" (as defined in the UCC as in effect in the State of New
         York or other similar statute or legislation) upon origination to become evidenced by an instrument, except in connection with the enforcement or collection of an overdue Receivable.

                           SECTION 6.09. Ineligible Receivables. With out the prior written approval of the Company, take any action to cause, or which would permit, a Receivable that was designated as an Eligible
         Receivable on the Payment Date relating to such Receivable to cease to be an Eligible Receivable, except as otherwise expressly provided by this Agreement; provided that in no event






                                                                              40

                          Receivables Sale Agreement

         shall an Eligible Receivable becoming a Defaulted Receivable constitute a breach of this Section 6.09.

                           SECTION 6.10.  Business of the Seller.  Fail
         to maintain and operate the business currently conducted by the Seller and business activities reason ably incidental or related thereto in substantially the manner in which it is presently conducted and operated if such failure would materially adversely affect the interests of the Company under the Transaction
         Documents.

                           SECTION 6.11. Limitation on Fundamental Changes.
         Enter into any merger, consolidation or amalgamation, or liquidate, wind up or dissolve itself (or suffer any liquidation or dissolution), or make any material change in its present method of conducting business, or convey, sell, lease, assign, transfer or otherwise dispose of, all or substantially all of its property, business or assets other than the assignments and transfers contemplated hereby.

                           SECTION 6.12. Amendment of GM Agreements. Amend, supplement, modify or waive any of the provisions of the GM
         Agreements relating to the Receivables or consent or agree to suffer to exist or permit any such amendment, supplement, modification or waiver or exercise any consent rights granted to it thereunder unless such amendment, supplement, modification or waiver or such exercise of consent rights (a) could not reasonably be expected to have a Material Adverse Effect with respect to the Seller or (b) has been consented to in writing by the Company.

                                 ARTICLE VII

                         Purchase Termination Events

                           SECTION 7.01.  Purchase Termination Events.
         If any of the following events (herein called "Purchase
         Termination Events") shall have occurred and be continuing:

                           (a) the Seller shall fail (i) to pay any
                  amount due pursuant to Section 2.06 in accordance





                                                                              41


                          Receivables Sale Agreement

                  with the provisions thereof and such failure shall continue unremedied for a period of five Business Days from the earlier of (A) the date any Responsible Officer of the Seller obtains knowledge of such failure and (B) the date the Seller receives notice of such failure from the Company, the Servicer or the Trustee or (ii) to pay any other amount required to be paid by the Seller hereunder within five
                  Business Days of the date when due; or

                           (b) the Seller shall fail to observe or perform in
                  any material respect any covenant or agreement applicable to it contained herein (other than as specified in paragraph
                  (a) of this Section 7.01); provided that no such failure shall constitute a Purchase Termination Event under this paragraph (b) unless such failure shall continue unremedied for a period of 30 consecutive days from the date the Seller receives notice of such failure from the Company, the Servicer or the Trustee; or

                           (c) any representation, warranty, certification or
                  statement made or deemed made by the Seller in this Agreement or in any statement, record, certificate, financial statement or other document delivered pursuant to this Agreement shall prove to have been incorrect in any material respect when made or deemed made; provided that no such event shall constitute a Purchase Termination Event unless such event shall continue unremedied for a period of 30 days from the earlier of (A) the date any Responsible
                  Officer of the Seller obtains knowledge thereof and (B) the date the Seller receives notice of the incorrectness of such representation or warranty from the Company, the Servicer or the Trustee; provided, further, that a Purchase Termination
                  Event shall not be deemed to have occurred under this paragraph (c) based upon a breach of any representation or warranty set forth in Section 4.02 if the Seller shall have complied with the provisions of Section 2.06 in respect thereof; or





                                                                              42

                          Receivables Sale Agreement

                           (d) (i) a court having jurisdiction in the premises
                  shall enter a decree or order for relief in respect of the Seller in an involuntary case under the Bankruptcy Code or any applicable bankruptcy, insolvency or other similar law now or hereafter in effect (the Bankruptcy Code and all other such applicable laws being collectively, "Applicable
                  Insolvency Laws"), which decree or order is not stayed or any other similar relief shall be granted under any applicable federal or state law now or hereafter in effect and shall not be stayed; (ii)(A) an involuntary case is commenced against the Seller under any Applicable Insolvency
                  Law now or hereafter in effect, a decree or order of a court having jurisdiction in the premises for the appointment of a receiver, liquidator, sequestrator, trustee, custodian or other officer having similar powers over the Seller, or over all or a substantial part of the property of the Seller, shall have been entered, an interim receiver, trustee or other custodian of the Seller for all or a substantial part of the property of the Seller is involuntarily appointed, a warrant of attachment, execution or similar process is issued against any substantial part of the property of the Seller, and (B) any event referred to in clause (ii)(A) above continues for 60 days unless dismissed, bonded or discharged; (iii) the Seller shall at its request have a decree or an order for relief entered with respect to it or commence a voluntary case under any Applicable Insolvency
                  Law now or hereafter in effect, or shall consent to the entry of a decree or an order for relief in an involuntary case, or to the conversion of an involuntary case to a voluntary case, under any such Applicable Insolvency Law, consent to the appointment of or taking possession by a receiver, trustee or other custodian for all or a substantial part of its property; (iv) the making by the Seller of any general assignment for the benefit of creditors; or (v) the Board of Directors of the Seller authorizes action to approve any of the foregoing; or





                                                                              43

                          Receivables Sale Agreement

                           (e) there shall have occurred (i) an Early
                  Amortization Event set forth in Section 7.01 of the Pooling
                  Agreement or (ii) the Amortization Period with respect to all Outstanding Series shall have occurred and be continuing; or

                           (f) the Seller has been terminated as Servicer
                  following a Servicer Default with respect to the Seller under the Servicing Agreement; or

                           (g) a notice of Lien shall have been filed by the
                  PBGC against the Seller under Section 412(n) of the Code or
                  Section 302(f) of ERISA for a failure to make a required

                  installment or other payment to a plan to which Section
                  412(n) of the Code or Section 302(f) of ERISA applies and such notice could reasonably be expected to have a Material
                  Adverse Effect with respect to the Seller unless there shall have been delivered to the Trustee and the Rating Agencies proof of release of such Lien; or

                           (h) any Lien in an amount equal to or greater than
                  $10,000,000 has been asserted against or imposed on the Receivables pursuant to the Comprehensive Environmental
                  Response, Compensation, and Liability Act, 42 U.S.C. ss.
                  9607(l), or any equivalent or comparable state law, relating to or arising from the costs of, response to, or investigation, remediation or monitoring of, any environmental contamination resulting from the current or past operations of the Seller, unless such Lien is being contested in compliance with the standard set forth in
                  Section 5.13; or

                           (i) a Federal tax notice of Lien, in an amount
                  equal to or greater than $2,000,000, shall have been filed against the Seller, unless such Lien is being contested in compliance with the standard set forth in Section 5.13 or there shall have been delivered to the Trustee and the Rating Agencies proof of release of such Lien; or

                           (j) any "Event of Default", as such term is
                  defined in paragraph (b), (c) or (d) (but only





                                                                              44

                          Receivables Sale Agreement

                  with respect to Article VI of the Credit Agreement in the case of paragraph (d)) of Article VII of the Credit
                  Agreement, after giving effect to any grace period applicable thereto under the Credit Agreement, shall have occurred and be continuing;

         then, (i) in the case of any Purchase Termination Event described in paragraph (d), (e) or (g) above, the obligation of the Company to purchase Receivables shall thereupon automatically terminate without further notice of any kind, which is hereby waived by the Seller and
         (ii) in the case of any other Purchase Termination Event, so long as such Purchase Termination Event shall be continuing, the Company may terminate its obligation to purchase Receivables from the Seller by written notice to the Seller (any termination pursuant to clause (i) or (ii) of this Article VII is herein called an "Early Termination");
         provided, how ever, that in the event of an involuntary petition or proceeding as described in paragraphs (d)(i) and (d)(ii) above, the Company shall not purchase Receivables from the Seller until such time, if any, as such involuntary petition or proceeding has been dismissed, provided that such dismissal shall have occurred within 60 days of the filing of such petition or the commencement of such proceeding.

                           SECTION 7.02.  Remedies.  (a)  If an Early
         Termination has occurred and is continuing:

                           (i) the Company (and its assignees) shall have all
                  of the rights and remedies provided to a secured creditor or a purchaser of accounts under the UCC by applicable law in respect thereto.

                           (ii) If required by the terms of Section 9-504 or
                  9-505 of the UCC (or analogous provisions of any other similar law applicable to the Receivables), the Company (and its assignees) may offer to sell any Purchased Receivable to any Person, together, at its option, with all other
                  Receivables created by the same Obligor. Any Purchased
                  Receivable sold hereunder (other than pursuant to the Pooling Agreement) shall cease to be a Receivable for all purposes under this Agreement as of the effective date of such sale;





                                                                              45

                          Receivables Sale Agreement

                           (b) In the absence of a Purchase Termination Event under Section 7.01(d) or (e)(i), it is understood and agreed that the Company will not exercise the rights granted to it pursuant to
         Section 2.01(f) in its own capacity.

                                 ARTICLE VIII

                                 Seller Note

                           SECTION 8.01. Seller Note. On the Effective Date, the Company shall issue to the Seller a sub ordinated note substantially in the form of Exhibit A (as amended, supplemented or otherwise modified from time to time, the "Seller Note"). The Company may incur Indebtedness evidenced by the Seller Note on any date only
         (i) if such date is a Payment Date; (ii) in payment to the Seller of all or a portion of the Purchase Price (net of such deductions as provided in Section 2.03(d)) for Receivables and other Receivable
         Assets required to be paid for by the Company to the Seller on such Payment Date in accordance with Section 2.02; (iii) to the extent that cash was not available to pay such Purchase Price (net of such deductions) in accordance with subsections 2.03(b)(i), 2.03(b)(ii) and 2.03(b)(iii) (as applicable); and (iv) subject, in any event, to
         Section 8.03. The aggregate principal amount of the Seller Note at any time shall be equal to the difference between (i) the sum of the aggregate principal amount on the issuance thereof and each addition to the principal amount of such Seller Note pursuant to Section 2.03 as of such time and (ii) the aggregate amount of all payments made in respect of the principal of such Seller Note as of such time. All payments made in respect of the Seller Note shall be allocated, first, to pay accrued and unpaid interest thereon, and second, to pay the outstanding principal amount thereof. Interest on the principal amount of the Seller Note (as such principal amount may have been increased pursuant to the following proviso) shall accrue at the Reference Rate in effect from time to time from and including the Effective Date and shall be paid on each Distribution Date with respect to amounts accrued and not paid as of





                                                                              46

                          Receivables Sale Agreement

         the last day of the preceding Settlement Period and the maturity date thereof; provided, however, that, to the maximum extent permitted by law, accrued interest on the Seller Note which is not so paid shall be added, at the request of the Seller, to the principal amount of the Seller Note. The principal amount of the Seller Note (as such principal amount may have been increased pursuant to the proviso to the preceding sentence) shall be payable on the maturity date of the Seller Note (unless sooner prepaid pursuant to the terms thereof and of the other Transaction Documents). Default in the payment of principal or interest under the Seller Note shall not constitute a default or event of default or a Purchase Termination Event hereunder, a Servicer Default under the Servicing Agreement or an Early Amortization Event under the Pooling Agreement or any
         Supplement thereto.

                           SECTION 8.02. Restrictions on Transfer of Seller
         Note. Neither the Seller Note, nor any right of the Seller to receive payments thereunder, shall be assigned, transferred, exchanged, pledged, hypothecated, participated or otherwise conveyed, except as provided in the Credit Agreement and the security documents related thereto.

                           SECTION 8.03. Aggregate Amount. Anything herein to the contrary notwithstanding, the Company may not make any payment of any Purchase Price in the form of Indebtedness of the Company under the Seller Note unless (i) at the time of such payment and after giving effect thereto, the fair market value of the Company's assets, including any beneficial interests in or indebtedness of a trust and all Receivables and Receivable Assets the Company owns, is greater than the amount of its liabilities, including its liabilities on the Seller Note and all interest and other fees due and payable under the Pooling Agreement and the other Transaction Documents plus
         $10,000,000 and (ii) the aggregate principal amount of Indebtedness evidenced by the Seller Note, incurred on or before such Payment Date and outstanding on such Payment Date (after giving effect to all repayments thereof on or before such Payment Date) would not exceed
         25% of the outstanding balance of the Receivables on such Payment
         Date. The principal amount of Indebtedness evidenced by the





                                                                              47

                          Receivables Sale Agreement

         Seller Note incurred on any Payment Date shall not, in any event, be greater than the excess, if any, of (x) the Purchase Price for Receivables and other Receivable Assets required to be paid for by the Company on such Payment Date pursuant to Section 2.03 over (y) the portion of such Purchase Price paid in cash pursuant to sub-sections 2.03(b)(i), 2.03(b)(ii) and 2.03(b)(iii).

                                  ARTICLE IX

                                Miscellaneous

                           SECTION 9.01. Payments. Each cash payment to be made by either the Company or the Seller here under shall be made on the required payment date and in immediately available funds at the office of the payee set forth below its signature hereto or to such other office as may be specified by either party in a notice to the other party hereto.

                           SECTION 9.02. Costs and Expenses. The Seller agrees
         (a) to pay or reimburse the Company for all its costs and expenses incurred in connection with the enforcement or preservation of any rights against the Seller under this Agreement and the other Sale
         Documents, including, without limitation, the reasonable fees and disbursements of counsel to the Company, (b) to pay, indemnify, and hold the Company harmless from, any and all recording and filing fees and any and all liabilities with respect to, or resulting from any delay caused by the Seller in paying, stamp, excise and other similar taxes, if any, which may be payable or determined to be payable in connection with the execution and delivery of, or any amendment, supplement or modification of, or any waiver or consent under or in respect of, this Agreement and any such other documents, and (c) to pay, indemnify, and hold the Company harmless from and against any and all other liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever which would not have been imposed on, incurred by or asserted against the Company but for its having acquired the Receivables hereunder (all such other liabilities,





                                                                              48

                          Receivables Sale Agreement

         obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses and disbursements being herein called "Indemnified
         Liabilities"); provided, however, that such indemnity shall not be available to the extent that such Indemnified Liabilities result from the gross negligence or wilful misconduct of the Company; and provided, further, that the Seller shall have no obligation under this Section 9.02 to the Company with respect to Indemnified
         Liabilities arising from (i) any action taken, or omitted to be taken, by a Servicer that is not an Affiliate of the Seller, (ii) any action taken by the Trustee or the Company in collecting from an Obligor or (iii) a delay in payment, or a default, by an Obligor with respect to any Purchased Receivable (other than arising out of (x) any discharge, claim, offset or defense (other than discharge in bankruptcy of the Obligor or otherwise in respect of Charged-Off
         Receivables) of the Obligor to the payment of any Purchased
         Receivable (including, without limitation, a defense based on such Purchased Receivable not being a legal, valid and binding obligation of such Obligor enforceable against it in accordance with its terms) or any other claim resulting from the sale of the merchandise or services related to any such Purchased Receivable or the furnishing or failure to furnish such merchandise or services, (y) a failure by the Seller to perform its duties or obligations under this Agreement or (z) the sale of any Purchased Receivable that is designated on the applicable Daily Report to be an Eligible Receivable and is determined to have been at the date of such sale an Ineligible
         Receivable). The agreements in this Section 9.02 shall survive the collection of all Receivables, the termination of this Agreement and the payment of all amounts payable here under.

                           SECTION 9.03.  Successors and Assigns.  This
         Agreement shall be binding upon and inure to the benefit of the Seller and the Company and their respective successors (whether by merger, consolidation or otherwise) and assigns. The Seller agrees that it will not assign or transfer all or any portion of its rights or obligations hereunder without the prior written consent of the Company. The Seller acknowledges that the Company shall assign all of its






                                                                              49

                          Receivables Sale Agreement

         rights hereunder to the Trustee. The Seller consents to such assignment and agrees that the Trustee, to the extent provided in the Pooling Agreement, shall be entitled to enforce the terms of this Agreement and the rights (including, without limitation, the right to grant or withhold any consent or waiver) of the Company directly against the Seller, whether or not a Purchase Termination Event, a Potential Purchase Termination Event, an Early Amortization Event or a Potential Early Amortization Event has occurred. The seller further agrees that, in respect of its obligations hereunder, it will act at the direction of and in accordance with all requests and instructions from the Trustee until all amounts due to the Investor
         Certificateholders are paid in full. The Trustee, on behalf of the Investor Certificateholders, shall have the rights of a third-party beneficiary under this Agreement.

                           SECTION 9.04.   Governing Law.  THIS
         AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN
         ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

                           SECTION 9.05. No Waiver; Cumulative Remedies. No failure to exercise and no delay in exercising, on the part of the Company, any right, remedy, power or privilege hereunder, shall operate as a waiver thereof, nor shall any single or partial exercise of any right, remedy, power or privilege here under preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exhaustive of any rights, remedies, powers and privileges provided by law.

                           SECTION 9.06. Amendments and Waivers. Neither this
         Agreement nor any terms hereof may be amended, supplemented or modified except in a writing signed by the Company and the Seller.
         Any amendment, supplement or modification shall not be effective until the Rating Agency Condition has been satisfied.

                           SECTION 9.07.  Severability.  Any provision
         of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or





                                                                              50


                          Receivables Sale Agreement

         unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

                           SECTION 9.08. Notices. All notices, requests and demands to or upon the respective parties hereto to be effective shall be in writing (including by telecopy), and, unless otherwise expressly provided herein, shall be deemed to have been duly given or made when delivered by hand, or three days after being deposited in the mail, postage prepaid, or, in the case of telecopy notice, when received, addressed as follows in the case of the Company and the Seller, or to such other address as may be hereafter notified by the respective parties hereto:

                  The Company:      AAM Receivables Corp.
                                    1840 Holbrook Avenue, Suite 2A
                                    Detroit, MI 48212
                                    Attention:  Mark Umlauf
                                    Telecopier: (313) 873-5472

                  The Seller:       American Axle & Manufacturing, Inc.
                                    1840 Holbrook Avenue
                                    Detroit, MI 48212
                                    Attention:  Gary Witosky
                                    Telecopier: (313) 974-2229

                  in each case, with a copy to

                  Trustee:          The Chase Manhattan Bank, as
                                    Trustee
                                    450 W. 33rd Street, 15th Floor
                                    New York, New York 10001
                                    Attention:  Structured Finance
                                                Services
                                    Telecopier:  (212) 946-3240

                           SECTION 9.09.  Counterparts.  This Agreement
         may be executed by one or more of the parties to this Agreement on any number of separate counterparts
         (including by telecopy), and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the copies of this





                                                                              51


                          Receivables Sale Agreement

         Agreement signed by all the parties shall be lodged with the Company.

                           SECTION 9.10.  Waivers of Jury Trial.  EACH
         PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT
         PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A
         TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR
         INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH
         THIS AGREEMENT OR ANY OF THE OTHER SALE DOCUMENTS.
         EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE,
         AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED,
         EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD
         NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE
         FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE
         OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO
         THIS AGREEMENT AND THE OTHER SALE DOCUMENTS, AS
         APPLICABLE, BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS
         AND CERTIFICATIONS IN THIS SECTION 9.10.

                           SECTION 9.11. Jurisdiction; Consent to Service of
         Process. (a) EACH PARTY HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY
         SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE NONEXCLUSIVE
         JURISDICTION OF ANY NEW YORK STATE COURT OR FEDERAL COURT OF THE
         UNITED STATES OF AMERICA SITTING IN NEW YORK CITY, AND ANY APPELLATE
         COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR
         RELATING TO THIS AGREEMENT OR THE OTHER SALE DOCUMENTS OR FOR
         RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH OF THE PARTIES
         HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS
         IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND
         DETERMINED IN SUCH NEW YORK STATE OR, TO THE EXTENT PERMITTED BY LAW,
         IN SUCH FEDERAL COURT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL
         JUDGMENT IN ANY SUCH ACTION OR PROCEEDING MAY BE ENFORCED IN OTHER
         JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED
         BY LAW. NOTHING IN THIS AGREEMENT SHALL AFFECT ANY RIGHT THAT THE
         COMPANY MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING
         TO THIS AGREEMENT OR THE OTHER SALE DOCUMENTS AGAINST THE SELLER OR
         ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION.

                           (b)  EACH PARTY HERETO HEREBY IRREVOCABLY AND

         UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT THEY MAY
         LEGALLY AND EFFECTIVELY DO SO, ANY OBJECTION WHICH IT





                                                                              52

                          Receivables Sale Agreement

         MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUIT, ACTION

         OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE
         OTHER SALE DOCUMENTS IN ANY NEW YORK STATE OR FEDERAL COURT. EACH OF
         THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT
         PERMITTED BY LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE
         MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.

                           (c) EACH PARTY TO THIS AGREEMENT IRREVOCABLY
         CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN
         SECTION 9.08. NOTHING IN THIS AGREEMENT WILL AFFECT THE RIGHT OF ANY
         PARTY TO THIS AGREEMENT TO SERVE PROCESS IN ANY OTHER MANNER
         PERMITTED BY LAW.

                           SECTION 9.12. Integration. This Agreement and the other Transaction Documents contain a final and complete integration of all prior expressions by the parties hereto with respect to the subject matter hereof and thereof and shall together constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof, superseding all prior oral or written understandings.

                           SECTION 9.13.  No Bankruptcy Petition.  The
         Seller, by entering into this Agreement, and any present or future holder of the Seller Note, by its acceptance thereof, covenants and agrees that, prior to the date which is one year and one day after the date of termination of this Agreement pursuant to
         Section 9.14, it will not institute against, or join any other Person in instituting against, the Company any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any Applicable Insolvency Laws.

                           SECTION 9.14. Termination. This Agreement will terminate at such time as (a) the commitment of the Company to purchase Receivables from the Seller hereunder shall have terminated and (b) all Receivables purchased hereunder have been collected, and the proceeds thereof turned over to the Company and all other amounts owing to the Company hereunder shall have been paid in full or, if Receivables sold hereunder have not been collected, such Receivables have become Defaulted Receivables and the Company shall have





                                                                              53

                          Receivables Sale Agreement

         completed its collection efforts in respect thereto; provided, however, that the indemnities of the Seller to the Company set forth in this Agreement shall survive such termination and provided, further that, to the extent any amounts remain due and owing to the

         Company hereunder, the Company shall remain entitled to receive any collections on Receivables sold hereunder which have become Defaulted
         Receivables after it shall have completed its collection efforts in respect thereof.

                           SECTION 9.15. Construction of Agreement. (a) The
         Seller hereby grants to the Company a security interest in all of the Seller's right, title and interest in, to and under the Receivables and other Receivable Assets now existing and hereafter created, all monies due or to become due and all amounts received with respect thereto and all "proceeds" thereof (including Recoveries), to secure all of the Seller's obligations hereunder.

                           (b)  This Agreement shall constitute a
         security agreement under applicable law.



                                                                              54

                          Receivables Sale Agreement

                           IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, all as of the day and year first above written.

                                               AMERICAN AXLE &
                                               MANUFACTURING, INC., as
                                               Seller and Servicer

                                               by

                                               /s/ Gary J. Witkosky
                                               --------------------
                                                Name: Gary J. Witkosky
                                                Title: Chief Financial
                                                       Officer



                                               AAM RECEIVABLES CORP.

                                               by

                                               /s/ Patrick S. Lancaster
                                               ------------------------
                                                Name: Patrick S. Lancaster
                                                Title: Secretary



                                                                Exhibit A to the
                                                      Receivables Sale Agreement

                                   [FORM OF
                                 SELLER NOTE]

                                                              New York, New York
                                                                __________, 1997

                  AAM RECEIVABLES CORP., a Delaware corporation (the
  "Company"), hereby promises to pay to the order of American Axle &
  Manufacturing, Inc., a Delaware corporation, in its capacity as Seller under the Receivables Sale Agreement described below the principal amount of this Seller Note, determined as described below, together with interest thereon at a rate per annum equal to the Reference Rate in effect from time to time plus 2.50% in lawful money of the United States of America. Capitalized terms used herein but not defined herein shall have the meanings assigned to such terms in the Receivables Sale Agreement dated as of October 29, 1997, between the Company and American Axle & Manufacturing, Inc. as seller (in such capacity, the "Seller") and as servicer (in such capacity, the "Servicer") (as amended, supplemented or otherwise modified from time to time in accordance with its terms, the "Receivables Sale Agreement") and in the Pooling Agreement, dated as of October 29, 1997, among the Company, the Servicer, and The Chase Manhattan Bank, a New York banking corporation, as
  Trustee (as amended, supplemented or otherwise modified from time to time in accordance with its terms, the "Pooling Agreement"). This Seller Note is the Seller Note referred to in the Receivables Sale Agreement and is subject to the terms and conditions thereof.

                  1. Principal Amount. The aggregate principal amount of this Seller Note at any time shall be calculated in accordance with Section 8.01 of the Receivables Sale Agreement and shall be recorded by the Servicer (the authority to so record such amounts being hereby granted to the Servicer) on the schedule annexed to and constituting a part of this Seller Note.

                  2. Payments of Principal and Interest. (a) Principal on this
  Seller Note may be prepaid at any time. Principal not prepaid shall be due and payable on the Trust Termination Date (as defined in the Pooling
  Agreement).

                  (b) Payments of interest on this Seller Note shall be paid on each Distribution Date (with respect to interest accrued and not paid as of the preceding Distribution Date (or, in the case of the first
  Distribution Date, as of the date on which this Seller Note is issued)) and on the Trust Termination Date by depositing such payment in such account of the Seller as the





                                                                               2


  Seller may designate in writing; provided, however, that accrued interest on this Seller Note which is not so paid may (to the maximum extent permitted by law) be added to the principal amount of this Seller Note as indicated on the schedule annexed to and constituting a part of this Seller Note.
  Notwithstanding the foregoing, no payments of interest or principal may be made under this Seller Note at the times and to the extent prohibited under the Subordination Provisions and Certain Termination Events described in
  Sections 3 and 6 below.

                  3. Subordination Provisions. The Company covenants and agrees, and the Seller, by its acceptance of this Seller Note, likewise covenants and agrees, that the payment of all obligations of the Company to the Seller under this Seller Note from or with the proceeds (such proceeds being the "Proceeds") of Receivables (as defined in the Pooling Agreement) or Related Property (as defined in the Pooling Agreement)(and any extensions, renewals, financing, refundings and replacements of all or any part of such obligations) (the "Seller Subordinated Debt") are hereby expressly subordinated in right of payment to the payment and performance of the obligations of the Company to the Trustee for the benefit of the Holders
  (as defined in the Pooling Agreement) howsoever created, arising or evidenced, whether direct or indirect, absolute or contingent, now or hereafter existing, or due or to become due (the "Senior Obligations") to the extent and in the manner set forth in this paragraph including each of the following subparts:

                  (a) Insolvency Events; Priority of Senior Obligations;
         Payments Made Directly to the Trustee. In the event of any bankruptcy, dissolution, winding up, liquidation, readjustment, reorganization or other similar event relating to the Company, whether voluntary or involuntary, partial or complete, and whether in bankruptcy, insolvency, receivership or other similar proceedings, or upon an assignment for the benefit of creditors, or any other marshalling of the assets and liabilities of the Company (each an "Insolvency Event") or any sale of all or substantially all the assets of the Company (except pursuant to the Pooling Agreement and any Supplement thereto),

                           (i) the Senior Obligations shall first be paid and
                  performed in full and in cash before the Seller shall be entitled to receive and to retain any payment or distribution from or with the Proceeds in respect of the Seller Subordinated Debt, whether of principal, interest or otherwise; and

                           (ii) any payment or distribution from or with the
                  Proceeds of any kind (including cash or property arising



                                                                               3

                  from Proceeds which may be payable or deliverable by

                  reason of the payment of any other indebtedness of the Company being subordinated to the payment of the Seller
                  Subordinated Debt) in respect of the Seller Subordinated
                  Debt that otherwise would be payable or deliverable with respect to the Seller Subordinated Debt directly or indirectly, by set-off or in any other manner to the Seller, shall be paid or delivered by the Person making such payment or delivery (whether a trustee in bankruptcy, a receiver, custodian, liquidating trustee or otherwise) directly to the Trustee on behalf of the Holders for application to (in the case of cash) or as collateral for (in the case of noncash property or securities) the payment of the Senior
                  Obligations until the Senior Obligations shall have been paid in full in cash.

                  (b) Payments Received by Seller. In the event that the Seller receives any payment or other distribution of any kind or character arising from Proceeds from the Company or from any other source whatsoever in respect of the Seller Subordinated Debt after the commencement of an Insolvency Event, such payment or other distribution shall be deemed to be property of the Holders and shall be received and held by the Seller in trust for the Trustee on behalf of the Holders and shall be turned over by the Seller to the Trustee for the benefit of the Holders forthwith, until all Senior
         Obligations have been paid and performed in full and in cash.

                  (c) Application of Payments. All payments and distributions arising from Proceeds received by the Trustee in respect of the Seller Subordinated Debt, to the extent received in or converted into cash, may be applied by the Trustee for the benefit of the Holders
         (i) first to the payment of any and all reasonable expenses
         (including reasonable attorneys' fees and legal expenses) paid or incurred by the Trustee or any Holder in enforcing these Subordination Provisions, or in endeavoring to collect or realize upon the Seller Subordinated Debt, and (ii) any balance remaining therefrom shall be applied by the Trustee toward the payment of the Senior Obligations in a manner determined by the Trustee to be in accordance with the Pooling Agreement.

                  (d) Seller's Rights of Subrogation. The Seller agrees that no payment or distribution to Holders pursuant to these Subordination
         Provisions shall entitle the Seller to exercise any right of subrogation in respect thereof until the Senior Obligations shall have been paid in full in cash. The Seller agrees that these Subordination Provisions herein shall not

                                                                              4
         be affected by any action, or failure to act, by any holder of Senior
         Obligations which results, or may result, in affecting, impairing or extinguishing any right of reimbursement or subrogation or other right or remedy of the Seller.

                  (e) Company's Obligations Absolute. The provisions of this paragraph are intended solely for the purpose of defining the relative rights with respect to Proceeds of the Seller, on the one hand, and the Holders, on the other hand. Nothing contained in these provisions or elsewhere in this Seller Note is intended to or shall impair, as between the Company, its creditors (other than the Trustee) and the Seller, the Company's obligation, which is unconditional and absolute, to pay the Seller Subordinated Debt as and when the same shall become due and payable in accordance with the terms hereof and of the Receivables Sale Agreement or to affect the relative rights of the Seller and creditors of the Company (other than the Certificateholders); provided that any payments made by the Company pursuant to this subsection shall be made solely from funds available to the Company which are not otherwise needed to be applied to the payment of any amounts by the Company pursuant to any Pooling and Servicing Agreements, and the Seller shall make no claim against the Company for payment in contravention of this proviso.

                  (f) Avoided Payments. If, at any time, any payment (in whole or in part) made with respect to any Senior Obligations is rescinded or must be restored or returned by a Holder or the Trustee on behalf of the Holders, the provisions of this paragraph shall continue to be effective or shall be reinstated, as the case may be, as though such payment had not been made.

                  (g) Subordination Not Affected by Certain Actions of Holders or the Trustee. As between the Seller, on the one hand, and the Holders and the Trustee, on the other hand, each of the Holders or the Trustee may, from time to time, at its sole discretion, without notice to the Seller, and without waiving any of its rights under these Subordination Provisions, take any or all of the following actions: (i) retain or obtain an interest in any property to secure any of the Senior Obligations; (ii) extend or renew for one or more periods (whether or not longer than the original period), alter, increase or exchange any of the Senior Obligations, or release or compromise any obligation of any nature with respect to any of the Senior Obligations; (iii) amend, supplement, amend and restate, or otherwise modify any Transaction Document; and (iv) release its



                                                                               5

         security interest in, or surrender, release or permit any substitution or exchange for all or any part of any rights or property securing any of the Senior Obligations.

                  (h) Waiver of Notice. By its acceptance hereof, the Seller hereby waives: (i) notice of acceptance of the provisions of this paragraph by any of the Holders or the Trustee; (ii) notice of the existence, creation, non-payment or non-performance of all or any of the Senior Obligations; and (iii) all diligence in enforcement, collection or protection of, or realization upon, the Senior
         Obligations or any security therefor.


                  4. Restrictions on Assignment. Neither this Seller Note, nor any right of the Seller to receive payments hereunder, shall be assigned, transferred, exchanged, pledged, hypothecated, participated or otherwise conveyed, except as provided in the Credit Agreement and in the security documents related thereto.

                  5. No Bankruptcy Petition. The Seller covenants and agrees that, prior to the date which is one year and one day after the date of termination of the Receivables Sale Agreement pursuant to Section 9.13 thereof, it will not institute against, or join any other Person in instituting against, the Company any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any federal or state bankruptcy or similar law.

                  6. Certain Termination Events. During the continuance of any
  Early Amortization Event set forth in paragraphs (a) or (b) of Section 7.01 of the Pooling Agreement, until all Senior Obligations have been paid in full:

                  (a) the Company shall cease making any payments to the Seller under this Seller Note;

                  (b) the Trustee (on behalf of the Holders) may demand, sue for, collect and receive every payment or distribution of any kind made in respect of the Seller Subordinated Debt and file claims and proofs of claim and take such other action (including enforcing any security interest or other lien securing payment of the Seller
         Subordinated Debt) as the Trustee (on behalf of the Holders) may deem necessary for the exercise or enforcement of any of the rights or interests of Holders; provided that in the event the Trustee takes such action, it shall apply all proceeds first to the payment of costs under this Seller Note, then to the payment of the Senior
         Obligations and any surplus proceeds remaining thereafter to be paid over to whosoever may be lawfully entitled thereto; and




                                                                               6

                  (c) the Seller shall promptly take such action as the Trustee (on behalf of the Holders) may request (i) to file appropriate claims or proofs of claim in respect of the Seller
         Subordinated Debt; (ii) to execute and deliver to the Trustee (on behalf of the Holders) such powers of attorney, assignments, or other instruments as the Trustee may request in order to enable it to enforce any and all claims with respect to, and any security interests and other liens securing payment of, the Seller
         Subordinated Debt, and (iii) to collect and receive any and all payments or distributions which may be payable or deliverable upon or with respect to the Seller Subordinated Debt for account of the Trustee (on behalf of the Holders).


                  7. The Company covenants and agrees that, at any time that the outstanding principal amount of this Seller Note is greater than zero, it shall not declare or pay any dividend on, or make any payment on account of, or set apart assets for a sinking or other analogous fund for, the purchase, redemption, defeasance, retirement or other acquisition of, any shares of any class of capital stock of the Company, whether now or hereafter outstanding, or make any other distribution in respect thereof.

                  THIS SELLER NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN
  ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT
  REFERENCE TO ANY CONFLICT OF LAW PRINCIPLES.

                                            AAM RECEIVABLES CORP.,

                                              by

                                                -------------------------
                                                Name:
                                                Title:


                                                                   Schedule 1 to
                                                                     Seller Note

                     Subordinated Loans and Payments of Principal1
                     ---------------------------------------------

                                    Amount of         Unpaid
                  Amount of         Principal        Principal         Notation
  Date              Loans            Repaid           Balance          Made by
  ----            ---------         ---------        ---------         --------

  --------        --------          --------         --------          --------

  --------        --------          --------         --------          --------

  --------        --------          --------         --------          --------

  --------        --------          --------         --------          --------

  --------        --------          --------         --------          --------

  --------        --------          --------         --------          --------

  --------        --------          --------         --------          --------

  --------        --------          --------         --------          --------

  --------        --------          --------         --------          --------

  --------        --------          --------         --------          --------

  --------        --------          --------         --------          --------

  --------        --------          --------         --------          --------

  --------        --------          --------         --------          --------

  --------        --------          --------         --------          --------

  --------        --------          --------         --------          --------

  --------        --------          --------         --------          --------

  --------        --------          --------         --------          --------

  --------        --------          --------         --------          --------

----------------
     1 The grid below may be maintained electronically by the Seller, rather than in written form.




                                                               Schedule 1 to the
                                                      Receivables Sale Agreement

                                      Receivables

  American Axle & Manufacturing, Inc. aged trial balance as of October 29, 1997, on computer diskette.




                                                               Schedule 2 to the
                                                      Receivables Sale Agreement

                                       Lockboxes

                                                   Lockbox          Account
  Name                 Bank Name                   Number           Number
  ----                 ---------                   -------          -------

  American Axle        Mellon Bank                 360254           091-8591
  & Manufacturing,     P.O. Box 360254
  Inc.                 Pittsburgh, PA 15251-6254


                                                               Schedule 3 to the
                                                      Receivables Sale Agreement

                            Chief Executive Office

                     Jurisdiction of    Location of Chief   Office Where Records
Seller                Incorporation     Executive Office          are kept
------               ---------------    ----------------    --------------------
American Axle &                         1840 Holbrook Ave.
Manufacturing, Inc.  Delaware           Detroit, MI 48212   Finance Dept.

                        Other Locations where Records
                      Concerning Receivables are Located
                      ----------------------------------

  A.     Detroit Gear & Axle and Detroit Forge
         1840 Holbrook Avenue
         Detroit, Michigan 48212

  B.     Buffalo Gear & Axle
         1001 East Delavan Avenue
         Buffalo, New York 14215

  C.     Tonawanda Forge
         2390 Kenmore
         Tonawanda, New York 14150

  D.     Three Rivers Plant
         One Manufacturing Drive
         Three Rivers, Michigan 49093

  E.     Engineering, Sales & Marketing
         Techinical Center
         2965 Technology Drive
         Rochester Hills, Michigan 48309





                                                               Schedule 4 to the
                                                      Receivables Sale Agreement

                                    Names
                                    -----
  Seller                                                Trade Names
  ------                                                -----------
  American Axle & Manufacturing, Inc.                   AAM*

  The corporation is frequently referred to as "AAM" and, for this reason, it is claimed as a trade name. The corporation does not have any "doing business as" names or "assumed names".





                                                               Schedule 5 to the
                                                      Receivables Sale Agreement

                            Discounted Percentage

                  All terms defined or referenced in the Receivables Sale
  Agreement, the Pooling Agreement or a Supplement and not otherwise defined or referenced herein are used herein as therein defined or referenced.

                  The Discounted Percentage applicable to the Receivables purchased on any date from the Seller shall equal (a) during the initial
  Accrual Period, 99.25% and (b) thereafter, the percentage obtained from the following formula:

                            100% - (A + B + C + D)

  all determined by the Company as of the Related Payment Date,

  Where

  A =    Adjusted Loss Reserve Percentage, which as of such Payment
         Date will equal the ratio obtained by dividing (a) Charged-
         Off Receivables (net of recoveries in respect of Charged-Off
         Receivables) during the six-fiscal month period immediately preceding the Settlement Report Date most recently preceding such Payment Date by (b) two times the aggregate amount of Collections during the three-fiscal month period immediately preceding the Settlement Report Date most recent to such Payment Date.

  B =    Adjusted Carrying Cost Reserve Percentage, which as of such Payment
         Date will equal the amount obtained by dividing (a) the product of
         (i) 1.5, (ii) the average of the Days Sales Outstanding for the three
         Settlement Report Dates most recent to such Payment Date and (iii) the Reference Rate as of the Settlement Report Date most recent to such Payment Date by (b) 365.

  C =    The Servicing Fee Percentage divided by 360.

  D = Processing Expense Reserve Percentage, which will equal 1/20 of 1% and reflects the cost of the Company's overhead, including costs of processing the purchase of Receivables and other normal operation costs and a reasonable profit margin.

                  None of the elements of the above-referenced formula, in respect of any purchase of Receivables, will be adjusted following the related Payment Date.

                  With respect to each calculation set forth above with respect to a Settlement Report Date, such calculation as calculated on such

  Settlement Report Date and included in the



                                                                               2

  applicable Monthly Settlement Statement shall remain in effect from and including the related Settlement Report Date to but excluding the following
  Settlement Report Date.

